                                    --------------------------------------------
                                    DELAWARE GROUP
                                    --------------------------------------------
                                    PREMIUM FUND
                                    --------------------------------------------
                                    AIG AND AIL
                                    --------------------------------------------



                                    --------------------------------------------
                                    ANNUAL REPORT
                                    --------------------------------------------
                                    DECEMBER 31, 1997




                                    DELCAP SERIES
                                    DECATUR TOTAL RETURN SERIES
                                    DELAWARE SERIES
                                    DELCHESTER  SERIES
                                    CAPITAL RESERVES SERIES
                                    CASH RESERVE SERIES

January 5, 1998


Dear Policy Holder:


The U.S. economy enjoyed its seventh year of expansion in 1997, propelling the American stock market to historic highs. Low U.S. inflation contributed to a strong domestic bond market.


                                                           1997 TOTAL RETURN
          Standard & Poor's 500 Index                            +33.36%
          Russell 2000 Index                                     +22.36%
          Lehman Brothers Government/Corporate Bond Index         +9.56%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. The above indexes are unmanaged and not available for investments.

    The U.S. stock market suffered two brief corrections in 1997 one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring, and the other as a result of financial uncertainty in Asia. However, the fundamental strength of the U.S. economy allowed many stocks to recover by year's end.
    Increased productivity resulting from improvements in technology and organizational changes have helped American companies increase earnings. Despite vigorous U.S. economic growth, the Consumer Price Index rose 1.7% the smallest increase since 1986.
    Low interest rates in the U.S. have boosted bond prices while yields have fallen. At year-end, the difference in U.S. Treasury Bonds' short-term and long-term interest rates, known as the yield curve, was the smallest in four years. Adding to U.S. Treasuries' attractiveness was Washington's apparent commitment to eliminate the Federal budget deficit.
    While the U.S. is enjoying its third longest economic expansion since World War II, U.S. companies still depend on overseas operations and/or suppliers for a growing percentage of business. Thus, Asian financial turmoil may present a challenge for both equity and fixed-income investors.
    U.S. companies may derive lower profits from the region, resulting in a more moderate growth rate in 1998, according to economists at the Federal Reserve. However, these same analysts believe that domestic inflation may remain benign as the cost of imports to the U.S. from Asia is expected to decline.
    The performance of each Series is discussed on the pages that follow. Please keep in mind that your annuity is designed as a long-term investment and that earnings compound tax-deferred until withdrawal. Thank you for investing with us. We wish you a happy and prosperous year.

Sincerely,



/s/ Wayne A. Stork                                  /s/ Jeffrey J. Nick
------------------------------                      ------------------------
Wayne A. Stork                                          Jeffrey J. Nick
Chairman                                                President and
                                                        Chief Executive Officer

DELCAP SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997

    DelCap Series rebounded from weak performance during the first half of 1997 as mid cap stocks rallied during the year's latter half. We believe investor interest in midcap equities seemed to peak during the third quarter.
    As always, prudent stock selection remained critical and the Series, which furnished a total return of +14.90% for the 1997 fiscal year, underperformed its benchmark the Russell Midcap Growth Index which returned +22.54%. The Russell Midcap Growth Index replaced the NASDAQ Industrial Index as the Series' benchmark in 1997. We believe the Russell index more closely reflects DelCap Series' investment portfolio.
    We added two analysts to DelCap Series' management team in 1997. Our four person team reaffirmed its longstanding commitment to fundamental research. We trimmed the number of holdings and focused on stocks with a relatively high level of liquidity.
    In our view, a more concentrated DelCap Series will allow us to focus on the most promising mid-size companies and give greater weight to companies we believe are poised for growth.

A LOOK AT THE PORTFOLIO
    DelCap Series' management seeks stocks with a consistent track record of growth in quarterly earnings and market share.
    We repositioned the Series' technology sector after earnings disappointments from some companies pushed their share price down. We feel the low earnings were generally the result of thinner profit margins as competition among large cap technology companies pushed prices for products and services lower.
    The Series' retail sector has also been repositioned, and presently consists of more companies that cater to practical consumers rather than buyers of luxury and leisure goods.
    Due to changes in the healthcare sector, we have reduced our position in companies whose profits we believed were sensitive to federal healthcare policy. Instead, we emphasized physician practice management and managed care companies. In our opinion, increased competition and regulatory hurdles will eventually weed out less efficient healthcare providers.
    Our positions in the technology and consumer business sectors, in particular, did not perform as well as our benchmark's holdings in the same sectors. Some of our selections had slower than expected sales during the fiscal year.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in securities exhibiting the potential for significant growth.
------------------------------------------------------------------------------

INVESTMENT OUTLOOK
For 1998, we believe the investment climate appears favorable for America's medium size companies. In our opinion, midcap companies will not be as affected by the Asian economic crises as large cap multinational companies, which derive a greater percentage of their profits from the region.
    Also, some economists predict the Federal Reserve Board may lower interest rates in 1998, which we believe would contribute to continued moderate growth in the country's output of goods and services.
    However, the single most important factor that will affect our future results is DelCap's stock selection capability. While retaining a disciplined investment approach, we have brought an even higher focus to the Series' portfolio and we believe this will enhance the Series' security selection over the long term.

Growth of a $10,000 Investment
July 12, 1991 through December 31, 1997
                                                                NASDAQ
                               DelCap      Russell Midcap     Industrial
                               Series       Growth Index        Index
7/12/91                       $10,000          $10,000          $10,000
9/30/91                        10,280           10,198           11,198
12/31/91                       11,031           10,870           12,692
3/31/92                        10,734           11,389           12,826
6/30/92                         9,550           11,697           11,414
9/30/92                         9,853           12,323           11,778
12/31/92                       11,248           13,755           13,753
3/31/93                        11,001           13,880           13,538
6/30/93                        11,443           13,881           13,841
9/30/93                        12,201           14,816           14,801
12/31/93                       12,549           15,293           15,289
3/31/94                        12,404           14,819           14,781
6/30/94                        11,559           14,169           13,552
9/30/94                        12,445           15,176           14,752
12/31/94                       12,105           14,965           14,304
3/31/95                        12,985           16,583           15,214
6/30/95                        13,690           17,915           16,795
9/30/95                        15,017           19,681           18,628
12/31/95                       15,679           21,091           18,307
3/31/96                        16,840           22,452           19,447
6/30/96                        18,005           24,741           21,071
9/30/96                        18,655           25,584           21,019
12/31/96                       17,955           26,324           21,057
3/31/97                        16,712           25,366           19,317
6/30/97                        19,042           29,101           22,443
9/30/97                        21,072           33,171           26,097
12/31/97                       20,622           32,257           23,170

          DELCAP SERIES AVERAGE
          ANNUAL TOTAL RETURNS
------------------------------------------
LIFETIME                           +11.83%
FIVE YEARS                         +12.89%
THREE YEARS                        +19.43%
ONE YEAR                           +14.90%

The Series began operating on July 12, 1991.
  Returns are through December 31, 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*The chart above shows a $10,000 investment in DelCap Series, Russell MidCap
 Growth Index and Nasdaq Industrial Index for the period from the Series inception on July 12, 1991, through December 31, 1997. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DECATUR TOTAL RETURN SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Decatur Total Return Series' value discipline served investors well by allowing the Series to actively participate in the U.S. stock market's robust capital appreciation during 1997.
    The Series provided a strong total return of +31.00% (capital change plus reinvestment of dividends) for the year ended December 31, 1997. This compares with the unmanaged benchmark S&P 500 Index's total return of +33.36% for the same time period.
    We invest primarily in established U.S. companies whose stocks have higher dividend yields than the average yield of the S&P 500 Index. If a stock's price moves above our pre-determined price target, or its yield falls below the S&P 500 Index's average yield, we begin to sell it.
    In our opinion, a stock's falling yield is a sign that the stock is fairly priced and its future appreciation potential is not worth the possible risks. We believe in taking calculated, prudent risks to help sensible investors build wealth over time.

A LOOK AT THE PORTFOLIO
    We believe continued strong U.S. economic growth in 1997, along with low inflation, provided a favorable environment for many of our selections. The robust performance of financial, drug and chemical stocks contributed to the Series' total return in 1997.
    Unfortunately, there were a few disappointments during a generally stellar year for the stock market. Investor concern regarding operational efficiency caused us to reduce our weightings in some cyclical sectors such as autos and rail transportation.
    While selecting companies with above average dividend yields, we focus on firms that appear to offer solid earnings growth potential. We measure this potential based on a company's new products, cost cutting programs, consolidation opportunities and stock buybacks.
    In 1997, we benefited from a consolidation of the financial services industry as several of our banking selections agreed to be acquired by larger institutions. Banking stocks continue to look attractive as we believe there are further opportunities for industry consolidation.
    Another area of opportunity was office product companies. In our opinion, these dividend paying stocks allowed the Series to share in the potential rewards from efforts to increase office productivity through technology with much less price risk than buying more expensive, non-dividend paying technology stocks.


------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Seeks long-term growth by investing primarily in securities that offer the potential for income and capital appreciation without undue risk to principal.
------------------------------------------------------------------------------

OUTLOOK
    At the beginning of 1997, we thought that short-term market volatility would increase, and our expectations were fully met during the past 12 months. While many economic indicators remain positive, we believe there will be additional volatility in 1998 as Asian countries begin to recover from currency devaluations and fiscal policy restructuring.
    In a stock market with increasing volatility, it is not enough just to find cheap companies with attractive dividends. We are concentrating our efforts on businesses we believe are improving in ways likely to attract the market's attention.
    Many industrial companies are finding ways to boost profits through new technology, mergers and restructuring. In the case of the pharmaceutical industry, our investment research continues to lead to undervalued companies with promising product pipelines.
    During 1997, we reduced the number of holdings in Decatur Total Return Series' investment portfolio. We believe this will allow us to focus on the most promising investment opportunities throughout the new year.

Growth of a $10,000 Investment
July 28, 1988 through December 31, 1997

                             Decatur Total           S&P 500
                             Return Series            Index
7/28/88                         $10,000              $10,000
9/30/88                          10,000               10,072
12/31/88                          9,351               10,383
3/31/89                           9,725               11,119
6/30/89                          10,216               12,101
9/30/89                          10,875               13,397
12/31/89                         10,569               13,673
3/31/90                          10,211               13,262
6/30/90                          10,243               14,096
9/30/90                           8,626               12,159
12/31/90                          9,171               13,248
3/31/91                          10,196               15,173
6/30/91                          10,164               15,138
9/30/91                          10,771               15,948
12/31/91                         11,218               17,285
3/31/92                          11,215               16,849
6/30/92                          11,522               17,169
9/30/92                          11,706               17,710
12/31/92                         12,208               18,602
3/31/93                          13,064               19,414
6/30/93                          13,309               19,509
9/30/93                          13,901               20,013
12/31/93                         14,094               20,477
3/31/94                          13,600               19,700
6/30/94                          13,947               19,783
9/30/94                          14,527               20,750
12/31/94                         14,063               20,747
3/31/95                          15,584               22,767
6/30/95                          16,677               24,941
9/30/95                          18,032               26,923
12/31/95                         19,144               28,545
3/31/96                          20,113               30,076
6/30/96                          20,512               31,425
9/30/96                          21,436               32,397
12/31/96                         23,109               35,097
3/31/97                          23,705               36,038
6/30/97                          27,333               42,330
9/30/97                          29,616               45,500
12/31/97                        $32,869              $46,807

         DECATUR TOTAL RETURN SERIES
        AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
LIFETIME                           +13.45%
FIVE YEARS                         +19.92%
THREE YEARS                        +29.12%
ONE YEAR                           +31.00%

The Series began operating on July 28, 1988.
   Returns are through December 31, 1997.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in both the Decatur Total Return Series and the unmanaged S&P 500 Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELAWARE SERIES

PORTFOLIO STRATEGY AND PERFORMANCE 1997
    Delaware Series benefited from its balanced approach to investing during 1997 as the stock and bond markets provided ample capital appreciation and income opportunities.
    We achieved compelling results with stocks of established companies complemented by holdings of U.S. government and corporate bonds.
    For the year ended December 31, 1997, Delaware Series rendered a total return of 26.40% (capital appreciation with reinvestment of dividends), as compared to the Series' two benchmarksthe S&P 500 Index and Lehman Brothers Government Corporate Bond Index, which had total returns of +33.36% and +9.56% respectively.
    The Series' employs a growth and value oriented approach to investing in the stocks of large and medium size companies believed to have the potential to increase dividends. Aside from the income they provide, we favor higher yielding stocks because dividend growth has historically been an indicator of capital appreciation potential.
    The Series bond component consists of U.S. Treasury Bondsfor their income and unsurpassed quality along with mortgage backed securities and high quality corporate bonds, which provide income and the potential for capital appreciation.
    We believe Delaware Series' asset allocation provides an opportunity to take advantage of changing stock and bond market conditions, and as such, offers more diversification than investing solely in equities.

A LOOK AT THE PORTFOLIO
    For much of 1997, stocks of high profile companies tended to outperform the rest of the equity market as investors focused on businesses with consistent earnings and dividend growth potential.
    Delaware Series was well positioned to take advantage of the market's capital appreciation during the first three quarters of 1997. However, we adhered to a strict value discipline that forced us to sell or reduce our positions in some large mutinational companies beginning in September.
    By redeploying assets to stocks that met our value criteria we were able to preserve capital between August, when the stock market peaked, and October when volatility resulted from the Asian economic crises.
    The Federal Reserve Board's monetary policy effectively tamed consumer inflation in 1997, despite the economy's robust growth. As a result, bond prices rose and the difference between short and long-term interest rates, known as the yield curve, was the smallest in four years.
    The stock market correction in late October presented several value opportunities, and as a result, we increased the stock component of Delaware Series to 70.1% at 1997 year's end. This is an increase of approximately 7% from one year earlier.




--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks a balance of capital appreciation, income and preservation of capital. It attempts to achieve its objective by investing primarily in dividend paying stocks and investment grade corporate bonds.
--------------------------------------------------------------------------------

OUTLOOK
    Despite strong capital appreciation of both stocks and bonds in 1997, we are still finding attractive values--especially in the stocks of mid-size companies.
    As investors seek consistent earnings growth from stocks selling at reasonable prices, our leading positions look increasingly attractive. Several of these holdings are companies which have excellent core business franchises but still trade at what we believe are modest prices because of diversification mistakes made several years back.
    In our opinion, if inflation remains low and demand for Treasury securities from both the U.S. and overseas remains strong, long-term interest rates have the potential to decline in the months ahead, benefiting both stocks and bonds.
    In the year ahead, we will keep a close eye on market volatility as we strive to achieve a blend of income and capital appreciation by investing in a balanced portfolio of stocks and bonds.

Growth of a $10,000 Investment
July 28, 1998 through December 31, 1997
                                                          Lehman Brothers
                                                            Government/
                             Delaware         S&P 500       Corporate
                              Series           Index        Bond Index
7/28/88                      $10,000         $10,000         $10,000
9/30/88                       10,000          10,072          10,245
12/31/88                      10,160          10,383          10,344
3/31/89                       10,330          11,119          10,458
6/30/89                       10,812          12,101          11,299
9/30/89                       11,907          13,397          11,405
12/31/89                      11,848          13,673          11,816
3/31/90                       11,750          13,262          11,681
6/30/90                       12,605          14,096          12,102
9/30/90                       10,975          12,159          12,175
12/31/90                      11,825          13,248          12,795
3/31/91                       13,900          15,173          13,140
6/30/91                       13,888          15,138          13,338
9/30/91                       14,311          15,948          14,106
12/31/91                      14,968          17,258          14,858
3/31/92                       15,596          16,849          14,635
6/30/92                       15,484          17,169          15,228
9/30/92                       16,196          17,710          15,972
12/31/92                      17,038          18,602          15,985
3/31/93                       17,796          19,414          16,728
6/30/93                       17,771          19,509          17,230
9/30/93                       18,280          20,013          17,800
12/31/93                      18,432          20,477          17,748
3/31/94                       18,191          19,700          17,192
6/30/94                       18,248          19,783          16,979
9/30/94                       18,666          20,750          17,063
12/31/94                      18,405          20,747          17,125
3/31/95                       19,594          22,767          17,979
6/30/95                       20,639          24,941          19,145
9/30/95                       21,926          26,923          19,512
12/31/95                      23,296          28,545          20,421
3/31/96                       23,600          30,076          19,943
6/30/96                       24,649          31,425          20,037
9/30/96                       25,268          32,397          20,390
12/31/96                      27,006          35,097          21,013
3/31/97                       27,226          36,038          20,832
6/30/97                       30,170          42,330          21,589
9/30/97                       32,596          45,500          22,345
12/31/97                     $34,139         $46,807         $23,064

            DELAWARE SERIES
       AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
LIFETIME                           +13.91%
FIVE YEARS                         +14.91%
THREE YEARS                        +22.86%
ONE YEAR                           +26.40%

The Series began operating on July 28, 1988.
 Returns are through December 31, 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in the Delaware Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELCHESTER SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    We are pleased to report that 1997 was an exceptionally rewarding year for both the high-yield bond market and Delchester Series.
    For the 12 months ended December 31, 1997, the Series provided a robust total return of +13.63% (capital change plus reinvestment of dividends), outperforming its benchmark Merrill Lynch High-Yield Bond Index, which provided a +11.44% total return for the year.
    In our opinion the alignment of economic factors this past year provided a strong positive environment for high-yield bonds. The default rate of high-yield bonds dropped to its lowest level in 16 years, demand for high yield bonds was strong, and surging U.S. economic growth helped highly leveraged companies meet their obligations to bondholders.
    When the Federal Reserve Board raised interest rates 25 basis points (0.25%) in March, causing a short-term market setback, high-yield bonds retained more of their value than investment grade bonds.
    We believe success in the high-yield bond market requires preventative medicinea proactive approach to analyzing credit risk and a regular monitoring of external factors that might affect the Series' ability to provide income and preserve capital. Delchester Series can allow you to benefit from the tax-deferred compounding of dividends.

A LOOK AT THE PORTFOLIO
    We employ a strategy philosophy that stresses income and capital preservation over appreciation when selecting bonds for Delchester Series' high-risk/high-yield universe.
    The Series is primarily invested in bonds rated B and BB, the two tiers immediately below investment grade and the highest quality tiers of the high-yield, non-investment grade bond market. During times of economic expansion, such as the U.S. has enjoyed in 1997, the Series emphasizes bonds rated B. Bonds rated B are lower in quality the bonds rated BB, but due to the low default rate of high-yield bonds in a sound economy, we believe the risk differential is justified in light of the potential for greater income and capital appreciation.
    The Series typically owns bonds from more than 100 companies representing a variety of industries. This diversification works as a measure of risk management by minimizing the impact that any single bond may have on the portfolio.
    As we have in the past, we generally avoided bonds of companies in sectors such as emerging technologies and airlines where business prospects were unclear.
    We prefer large companies that issue at least $100 million worth of bonds at any given time because this indicates a relatively high level of liquidity. We apply fundamental research to prospective companies by examining their financial statements, meeting with senior management and traveling to sites to determine a companies ability to meet interest payments.



--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks as high a current income as possible, which the manager believes is consistent with prudent investment management. It attempts to achieve its objective by investing in rated and unrated corporate bonds, including higher risk non-investment grade bonds, U.S. government securities and commercial paper.
--------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    High yield bonds have qualities of both stocks and bonds. As bonds, they react to changes in interest rates. However, because they are closely tied to the performance of the companies that issue them, these bonds also react to market conditions similar to stocks.
    As we enter 1998, U.S. economic growth is continuing its strong pace and inflation remains stable. In short, this provides a sound environment for the performance of high-yield bonds.
    History, however, shows that such an economic environment cannot last indefinitely. Therefore, we remain selective in regard to credit quality when examining the large number of issues coming to market, and emphasize high-yield bonds issued by U.S. companies with proven track records.

Growth of a $10,000 Investment
July 28, 1998 through December 31, 1997
                                                 Merrill Lynch
                             Delchester            High Yield
                               Series              Bond Index
7/28/88                       $10,000              $10,000
9/30/88                        10,140               10,134
12/31/88                       10,334               10,374
3/31/89                        10,526               10,591
6/30/89                        10,877               10,972
9/30/89                        10,970               10,973
12/31/89                       10,811               10,814
3/31/90                        10,674               10,589
6/30/90                        11,015               11,045
9/30/90                        10,238               10,375
12/31/90                       10,043               10,343
3/31/91                        11,645               11,753
6/30/91                        12,391               12,477
9/30/91                        13,051               13,211
12/31/91                       13,811               13,920
3/31/92                        14,521               14,971
6/30/92                        15,017               15,510
9/30/92                        15,532               16,217
12/31/92                       15,666               16,448
3/31/93                        16,600               17,470
6/30/93                        17,190               18,167
9/30/93                        17,404               18,629
12/31/93                       18,230               19,274
3/31/94                        18,048               19,107
6/30/94                        18,002               19,040
9/30/94                        17,685               19,300
12/31/94                       17,707               19,398
3/31/95                        18,484               20,568
6/30/95                        19,281               21,873
9/30/95                        19,868               22,512
12/31/95                       20,452               23,260
3/31/96                        20,834               23,599
6/30/96                        21,150               23,923
9/30/96                        22,177               24,856
12/31/96                       23,063               25,834
3/31/97                        23,367               26,046
6/30/97                        24,473               27,283
9/30/97                        25,711               28,351
12/31/97                      $26,228              $29,083

             DELCHESTER SERIES
        AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------
LIFETIME                           +10.77%
FIVE YEARS                         +10.84%
THREE YEARS                        +13.97%
ONE YEAR                           +13.63%

The Series began operating on July 28, 1988.
   Returns are through December 31, 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in both the Delchester Series and the Merrill Lynch High-Yield Bond Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

CAPITAL RESERVES SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Strong U.S. economic growth, low inflation and Washington's apparent commitment to balance the Federal budget spurred the U.S. bond market to vigorous performance in 1997.
    Capital Reserves Series, which invests in short and intermediate-term U.S. government and corporate bonds, furnished a total return of +7.60% for the year ended December 31, 1997.
    In our opinion the wave gained momentum after mid-year as it became apparent that the Federal Reserve Board would not have to raise interest rates. During the year's first half, the bond market experienced wide swings in investor sentiment amid uncertainty about inflation.
    The Series aims to provide higher income than money market vehicles and other short-term cash investments by extending the maturities of bonds in its portfolio. These short and intermediate-term bonds can provide income approaching that of long-term bonds, but fluctuate less in value.
    At year end, the difference between interest rates on the 30 year and two year U.S. Treasury Bonds, known as the yield curve, was just 28 basis points (0.28%)the lowest level in more than three years.

A LOOK AT THE PORTFOLIO
    Capital Reserves Series seeks to strike a balance between income and capital preservation. We invest primarily in high quality U.S. government and, to a lesser extent, in corporate securities. We have generally emphasized government-backed mortgage securities because of their superior income potential.
    The Series has historically focused on the intermediate sector of the bond market--securities with maturities between five and seven years. Longer term bonds, in our opinion, present too many risks relative to the income they provide.
    During 1997, we added to the Series' holdings of discount mortgagesmortgages issued when interest rates were lower. We believe this limits mortgage prepayment risks because their interest rates are lower than current rates giving homeowners no incentive to refinance.
    We believe owning discount bonds helps balance our ownership of bonds trading at a premium to face value. We also own some premium bondswhich we value for their superior income potential. Premium bonds depreciate in value to $100 as they near maturity, while discount bonds tend to appreciate.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks a high, stable level of current income while attempting to minimizing fluctuations in principal and provide maximum liquidity. It attempts to achieve its objective by investing in short and intermediate-term securities.
--------------------------------------------------------------------------------

OUTLOOK

    We believe two developments during 1997 may spur increased demand for U.S. government securities during the upcoming year: the economic crises along the Pacific Rim and legislation that is expected to balance the Federal budget for the first time since 1969.
    In our opinion, international investors will view Treasury bonds as a relatively more stable and attractive alternative to their own country's public and corporate debt.
    If inflation remains low and demand for a declining supply of U.S. government securities from both U.S. and overseas remains strong, interest rates may decline in the months ahead.
    Analyzing short-term interest rate fluctuations will always be a facet of bond investing. Still, we believe it is equally important to be mindful of risk and bond prices relative to historic measures of value, and our investment choices in the year ahead will be guided by that philosophy.

Growth of a $10,000 Initial Investment
July 28, 1998 through December 31, 1997
                                                     Lehman Brothers
                                   Capital            Government/
                                   Reserve             Corporate
                                    Series             Bond Index
7/28/88                            $10,000              $10,000
9/30/88                             10,126               10,245
12/31/88                            10,296               10,344
3/31/89                             10,504               10,458
6/30/89                             10,772               11,299
9/30/89                             10,986               11,405
12/31/89                            11,209               11,816
3/31/90                             11,408               11,681
6/30/90                             11,616               12,102
9/30/90                             11,856               12,175
12/31/90                            12,128               12,795
3/31/91                             12,355               13,140
6/30/91                             12,552               13,338
9/30/91                             12,884               14,106
12/31/91                            13,199               14,858
3/31/92                             13,210               14,635
6/30/92                             13,632               15,228
9/30/92                             14,150               15,972
12/31/92                            14,149               15,958
3/31/93                             14,634               16,728
6/30/93                             14,941               17,230
9/30/93                             15,254               17,800
12/31/93                            15,260               17,748
3/31/94                             14,922               17,192
6/30/94                             14,786               16,979
9/30/94                             14,877               17,063
12/31/94                            14,850               17,125
3/31/95                             15,462               17,979
6/30/95                             16,135               19,145
9/30/95                             16,404               19,512
12/31/95                            16,941               20,421
3/31/96                             16,845               19,943
6/30/96                             16,906               20,037
9/30/96                             17,219               20,390
12/31/96                            17,628               21,013
3/31/97                             17,656               20,832
6/30/97                             18,147               21,589
9/30/97                             18,623               22,345
12/31/97                            18,986               23,064

          CAPITAL RESERVES SERIES
       AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------
LIFETIME                           +7.04%
FIVE YEARS                         +6.03%
THREE YEARS                        +8.50%
ONE YEAR                           +7.60%

The Series began operating on July 28, 1988.
  Returns are through December 31, 1997.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in both the Capital Reserves Series and the Lehman Brothers Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

CASH RESERVE SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997

    Cash Reserve Series achieved its goal in 1997 of providing current income and stability of principal. For the year ended December 31, 1997, Cash Reserve Series provided a total return of +5.10% , with dividend distributions reinvested.
    The Series invests in a combination of high quality commercial paper (corporate short-term debt obligations) as rated by Standard & Poor's and Moody's Investor's Services, two independent bond rating agencies.
    By investing in high quality short-term debt instruments, the Series is designed for investors who would like to:
          *    add stability to an otherwise aggressive investment portfolio
          *    dollar-cost average into another Series
          * hold money while you and your investment adviser implement an asset allocation plan for your long-range investment objectives.
    Cash Reserve Series strives to provide an income stream that can keep pace with inflation while making preservation of principal its primary objective. The Series also strives to maintain a net asset value (share price) of $10; however, there is no guarantee that the Series' management will achieve this goal.






--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Seeks to provide maximum current income while preserving principal and maintaining liquidity.
--------------------------------------------------------------------------------

OUTLOOK

    At the beginning of 1998, U.S. economic growth remains strong and the unemployment rate is 4.7% - the lowest in a generation. Many economists believe such an economic environment can contribute to inflation.
    However, inflation remains low as evidenced by the Consumer Price Index rising just 1.7% in 1997, the lowest increase since 1986. The Series returns were more than double that of inflation in 1997, and our results helped preserve the purchasing power of your investment dollars.
    In addition, a Federal Reserve Board official announced in early January that the Federal Funds Rate (the overnight bank lending rate) may be lowered if the Asian financial crises slows the U.S. economy more than expected. Still, the same Federal Reserve official said the Board may see a need to raise interest rates if the Asian crises doesn't result in the expected economic slowdown.
    In any event, we believe periods of short-term bond market volatilitycaused by a real or perceived interest rate changerepresent overreactions that can provide opportunities for higher income from money market investments without undue risk to principal.

Growth of a $10,000 Investment
July 28, 1998 through December 31, 1997
                                                   IBC Donoghue
                                  Cash                Money
                                 Reserve              Market
                                 Series               Index
7/28/88                         $10,000              $10,000
9/30/88                          10,120               10,122
12/31/88                         10,315               10,320
3/31/89                          10,530               10,540
6/30/89                          10,763               10,781
9/30/89                          10,984               11,011
12/31/89                         11,201               11,236
3/31/90                          11,406               11,450
6/30/90                          11,620               11,670
9/30/90                          11,834               11,893
12/31/90                         12,045               12,115
3/31/91                          12,233               12,309
6/30/91                          12,401               12,483
9/30/91                          12,567               12,652
12/31/91                         12,717               12,805
3/31/92                          12,836               12,929
6/30/92                          12,943               13,043
9/30/92                          13,043               13,144
12/31/92                         13,128               13,237
3/31/93                          13,210               13,326
6/30/93                          13,289               13,414
9/30/93                          13,370               13,504
12/31/93                         13,452               13,595
3/31/94                          13,539               13,688
6/30/94                          13,649               13,803
9/30/94                          13,693               13,941
12/31/94                         13,855               14,104
3/31/95                          14,039               14,295
6/30/95                          14,232               14,493
9/30/95                          14,422               14,687
12/31/95                         14,612               14,879
3/31/96                          14,789               15,063
6/30/96                          14,964               15,243
9/30/96                          15,148               15,428
12/31/96                         15,332               15,615
3/31/97                          15,515               15,804
6/30/97                          15,711               16,002
9/30/97                          15,912               16,203
12/31/97                        $16,248              $16,409

               CASH RESERVE SERIES
          AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------
LIFETIME                                +5.28
FIVE YEARS                              +4.33
THREE YEARS                             +5.17
ONE YEAR                                +5.10

The Series began operating on July 28, 1988.
  Returns are through December 31, 1997.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. YIELDS WILL FLUCTUATE AND ARE NOT GUARANTEED. THE GOAL OF A MONEY MARKET INVESTMENT IS TO MAINTAIN A CONSTANT SHARE PRICE OF $1; HOWEVER, THERE IS NO GUARANTEE THAT THIS GOAL WILL BE MET.

The chart above shows a $10,000 investment in both the Cash Reserve Series and the IBC/Donoghue Money Market Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends were reinvested. The IBC/Donoghue Money Market Index is an index of money market funds based on 30-day yields. Money Market mutual funds are not FDIC insured and bear risk, including the loss of principal invested. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELAWARE GROUP PREMIUM FUND, INC.-DELCAP SERIES (FORMERLY GROWTH SERIES) STATEMENT OF NET ASSETS
December 31, 1997

                                                        NUMBER           MARKET
                                                       OF SHARES          VALUE
 COMMON STOCK-93.53%
 AUTOMOBILES & AUTOMOTIVE PARTS-1.40%
*Delco Remy International Class A ............           21,700      $   271,250
 Hertz Class A ...............................           31,800        1,279,950
                                                                      ----------
                                                                       1,551,200
                                                                      ----------
 BANKING, FINANCE & INSURANCE-11.75%
 AMBAC .......................................           34,500        1,587,000
 Bank United .................................           26,400        1,298,550
 Beneficial ..................................            6,200          515,375
 Blanch (E.W.) Holdings ......................           50,800        1,749,425
*CIT Group Class A ...........................           42,900        1,383,525
 CMAC Investment .............................           26,100        1,575,788
 Fleet Financial Group .......................            8,500          636,969
*Golden State Bancorp ........................            6,100          227,988
*Ocwen Financial .............................           58,800        1,495,725
 PartnerRe Limited ...........................           19,600          908,950
 Peoples Heritage Financial Group ............           10,600          489,588
*Security Capital Group Class B ..............           34,100        1,108,250
                                                                      ----------
                                                                      12,977,133
                                                                      ----------
 BUILDINGS & MATERIALS-0.89%
*J. Ray McDermott S.A ........................           22,900          984,700
                                                                      ----------
                                                                         984,700
                                                                      ----------
 CABLE, MEDIA & PUBLISHING-2.39%
*Snyder Communications .......................           46,300        1,689,950
*World Color Press ...........................           35,800          950,938
                                                                      ----------
                                                                       2,640,888
                                                                      ----------
 COMPUTERS & TECHNOLOGY-18.63%
*Acxiom ......................................           59,000        1,128,375
*Affiliated Computer Services
  Class A ....................................           37,600          989,350
*Bay Networks ................................           39,800        1,017,388
*BISYS Group .................................           68,200        2,276,175
*BMC SOFTWARE ................................           36,200        2,373,363
*COMPUWARE ...................................           94,500        3,026,953
*DST Systems .................................           11,400          486,638
*i2 Technologies .............................           31,200        1,646,775
*Intuit ......................................           13,500          557,719
*J.D. Edwards ................................           32,800          973,750


----------
Top 10 stock holdings, representing 26.4% of net assets, are in bold.

                                                        NUMBER           MARKET
                                                       OF SHARES          VALUE
 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY (CONTINUED)
 Linear Technology .............................          18,900     $ 1,087,931
*PLATINUM TECHNOLOGY ...........................          89,300       2,528,306
*SanDisk .......................................          37,100         745,478
*Sterling Commerce .............................          45,319       1,741,933
                                                                      ----------
                                                                      20,580,134
                                                                      ----------
 CONSUMER PRODUCTS-1.91%
*Gemstar International .........................          50,700       1,219,969
*Henry Schein ..................................          25,200         885,150
                                                                      ----------
                                                                       2,105,119
                                                                      ----------
 ELECTRONICS & ELECTRICAL EQUIPMENT-0.58%
*MMC Networks ..................................          38,000         635,312
                                                                      ----------
                                                                         635,312
                                                                      ----------
 ENERGY-2.14%
*Global Industries Limited .....................          79,200       1,348,875
*Marine Drilling ...............................          29,600         616,050
*Weatherford Enterra ...........................           9,200         402,500
                                                                      ----------
                                                                       2,367,425
                                                                      ----------
 ENVIRONMENTAL SERVICES-3.38%
*PHILIP SERVICES ...............................         161,800       2,325,875
*USA Waste Services ............................          35,848       1,407,014
                                                                      ----------
                                                                       3,732,889
                                                                      ----------
 FOOD, BEVERAGE & TOBACCO-1.38%
*Foodmaker .....................................          48,200         726,013
*General Cigar Holdings ........................          37,500         799,219
                                                                      ----------
                                                                       1,525,232
                                                                      ----------
 HEALTHCARE & PHARMACEUTICALS-11.80%
*Dura Pharmaceuticals ..........................          31,300       1,443,713
*HEALTH MANAGEMENT ASSOCIATES
  CLASS A ......................................         129,918       3,280,417
*Healthsouth ...................................          55,500       1,540,125
*Interim Services ..............................          19,800         512,325
*MEDPARTNERS ...................................         111,400       2,492,575
*Orthodontic Centers of America ................          23,400         389,025
*Phycor ........................................          77,400       2,092,219
*Quorum Health Group ...........................          48,900       1,283,625
                                                                      ----------
                                                                      13,034,024
                                                                      ----------
14

DELCAP SERIES (FORMERLY GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                           NUMBER        MARKET
                                                          OF SHARES       VALUE
 COMMON STOCK (CONTINUED)
 LEISURE, LODGING & ENTERTAINMENT-6.94%
*Interstate Hotels ...............................         24,700    $   866,044
*Mirage Resorts ..................................         18,400        418,600
*OUTBACK STEAKHOUSE ..............................         84,400      2,442,325
*Papa John's International .......................         44,100      1,540,744
*Prime Hospitality ...............................         63,700      1,297,888
 Royal Caribbean Cruises .........................         20,600      1,098,238
                                                                      ----------
                                                                       7,663,839
                                                                      ----------
 REAL ESTATE-1.81%
*Catellus Development ............................          2,200         44,000
*Host Marriott ...................................         26,800        525,950
 Mack-Cali Realty ................................          8,500        348,500
 Starwood Lodging Trust ..........................         18,700      1,082,263
                                                                      ----------
                                                                       2,000,713
                                                                      ----------
 RETAIL-11.74%
*BED BATH & BEYOND ...............................         74,900      2,878,969
*CompUSA .........................................         69,500      2,154,500
 Dollar General ..................................          8,925        323,531
 Fastenal ........................................         32,600      1,253,063
*General Nutrition ...............................         22,600        766,988
*Kohl's ..........................................         20,100      1,369,313
 St. John Knits ..................................         23,600        944,000
*Staples .........................................         77,200      2,147,125
*Viking Office Products ..........................         51,600      1,133,587
                                                                      ----------
                                                                      12,971,076
                                                                      ----------
 TELECOMMUNICATIONS-4.84%
*CIENA ...........................................         32,100      1,966,125
*Clear Channel Communications                              22,100      1,755,569
*Tellabs .........................................         30,800      1,625,662
                                                                      ----------
                                                                       5,347,356
                                                                      ----------

                                                        NUMBER           MARKET
                                                       OF SHARES          VALUE
 COMMON STOCK (CONTINUED)
 TEXTILES, APPAREL & FURNITURE-2.18%
*Jones Apparel Group .........................           18,800      $   808,400
*Polo Ralph Lauren Class A ...................           10,400          252,850
*Tommy Hilfiger ..............................           38,300        1,345,288
                                                                     -----------
                                                                       2,406,538
                                                                     -----------
 TRANSPORTATION & SHIPPING-0.89%
 GATX ........................................           13,300          965,081
*Knight Transportation .......................              500           13,438
                                                                     -----------
                                                                         978,519
                                                                     -----------
 UTILITIES-2.87%
*AES .........................................           67,894        3,165,558
                                                                     -----------
                                                                       3,165,558
                                                                     -----------
 MISCELLANEOUS-6.01%
*CENDANT .....................................          133,950        4,604,547
*Cornell Corrections .........................           18,900          392,175
*Personnel Group of America ..................           15,600          514,800
*Sylvan Learning Systems .....................           28,700        1,126,475
                                                                     -----------
                                                                       6,637,997
                                                                     -----------
 TOTAL COMMON STOCK
  (COST $86,245,632) .........................                       103,305,652
                                                                     -----------

DELCAP SERIES (FORMERLY GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                      PRINCIPAL         MARKET
                                                       AMOUNT            VALUE
REPURCHASE AGREEMENTS-6.11%
With Chase Manhattan 6.00%
 01/2/98 (dated 12/31/97,
 collateralized by $854,000 U.S. .............
 Treasury Notes 7.75% due
 11/30/99, market value $890,615
 and $1,059,000 U.S. Treasury
 Notes 7.75% due 01/31/00,
 market value  $1,135,291) ...................       $1,985,000       $1,985,000
With JP Morgan Securities 6.25%
 01/2/98 (dated 12/31/97,
 collateralized by $2,118,000 U.S. ...........
 Treasury Notes 6.00% due 5/31/98,
 market value $2,132,394 and
 $662,000 U.S. Treasury Notes
 9.00% due 05/15/98,
 market value $677,601) ......................        2,754,000        2,754,000

With PaineWebber 6.375% 1/2/98
 (dated 12/31/97, collateralized
 by $2,047,000 U.S. Treasury Notes
 6.25% due 6/30/98, market value
 $2,055,189) .................................       $2,012,000       $2,012,000
                                                                      ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $6,751,000) ...........................                         6,751,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES-99.64% (COST $92,996,632) .....    $110,056,652

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.36% ..........         397,853
                                                                    ------------
NET ASSETS APPLICABLE TO 6,394,984 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $17.27 PER SHARE-100.00% ...........    $110,454,505
                                                                    ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock $.01 par value, 750,000,000 shares authorized to
 the Fund with 50,000,000 shares allocated to the Series .......    $ 83,577,919
Accumulated net realized gain on investments ...................       9,816,566
Net unrealized appreciation of investments .....................      17,060,020
                                                                    ------------
Total net assets ...............................................    $110,454,505
                                                                    ============



----------
*Non-income producing security.

                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DECATUR TOTAL RETURN SERIES (FORMERLY EQUITY/INCOME SERIES)
STATEMENT OF NET ASSETS
December 31, 1997

                                                        NUMBER           MARKET
                                                       OF SHARES          VALUE
COMMON STOCK-97.42%
AEROSPACE & DEFENSE-1.04%
General Dynamics .............................           48,500      $ 4,192,219
                                                                      ----------
                                                                       4,192,219
                                                                      ----------
AUTOMOBILES & AUTOMOTIVE PARTS-2.80%
Ford Motor ...................................          143,900        7,006,131
General Motors ...............................           69,500        4,213,438
                                                                      ----------
                                                                      11,219,569
                                                                      ----------
BANKING & FINANCE-18.68%
Banc One .....................................           14,000          760,375
Bank of Boston ...............................           77,800        7,308,338
Bankers Trust New York .......................           44,600        5,014,713
Chase Manhattan ..............................           43,500        4,763,250
CoreStates Financial .........................           75,900        6,076,744
Crestar Financial ............................          129,700        7,392,900
First Chicago NBD ............................           46,600        3,891,100
Fleet Financial Group ........................           76,500        5,732,719
Hartford Financial Services ..................           56,800        5,314,350
MELLON BANK ..................................          139,700        8,469,313
Mercantile Bancorporation ....................          105,300        6,475,950
PNC Financial Group ..........................           87,800        5,010,088
SUMMIT BANCORP ...............................          164,775        8,774,269
                                                                      ----------
                                                                      74,984,109
                                                                      ----------
BUILDINGS & MATERIALS-0.88%
National City ................................           53,800        3,537,350
                                                                      ----------
                                                                       3,537,350
                                                                      ----------
CABLE, MEDIA & PUBLISHING-4.15%
Cable & Wireless .............................          159,100        4,325,531
MCGRAW-HILL ..................................          166,500       12,321,000
                                                                      ----------
                                                                      16,646,531
                                                                      ----------
CHEMICALS-6.34%
duPont (E.I.) DeNemours ......................           95,200        5,717,950
Hercules .....................................          103,800        5,196,488
Hoechst ......................................           75,300        2,640,206
IMPERIAL CHEMICAL ADR ........................          156,600       10,169,213
Rhone-Poulenc ADR ............................           38,919        1,727,039
                                                                      ----------
                                                                      25,450,896
                                                                      ----------
CONSUMER PRODUCTS-1.30%
Minnesota Mining &
 Manufacturing ...............................           63,500        5,210,969
                                                                      ----------
                                                                       5,210,969
                                                                      ----------

----------
Top 10 stock holdings, representing 24.0% of net assets, are in bold.

                                                        NUMBER           MARKET
                                                       OF SHARES          VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-4.87%
Eaton ..........................................          49,500     $ 4,417,875
Emerson Electric ...............................          84,200       4,752,038
Thomas & Betts .................................         126,400       5,972,400
Whirlpool ......................................          80,100       4,405,500
                                                                      ----------
                                                                      19,547,813
                                                                      ----------
ENERGY-10.53%
Atlantic Richfield .............................          73,900       5,921,238
British Petroleum ADR ..........................          82,742       6,593,535
Chevron ........................................          62,500       4,812,500
Consolidated Natural Gas .......................          80,500       4,870,250
Mobil ..........................................          65,200       4,706,625
Texaco .........................................          57,200       3,110,250
USX-Marathon Group .............................         155,300       5,241,375
Williams .......................................         246,900       7,005,788
                                                                      ----------
                                                                      42,261,561
                                                                      ----------
ENVIRONMENTAL SERVICES-2.14%
BROWNING-FERRIS ................................         231,780       8,575,860
                                                                      ----------
                                                                       8,575,860
                                                                      ----------
FOOD, BEVERAGE & TOBACCO-9.50%
Anheuser-Busch .................................         144,900       6,375,600
CPC INTERNATIONAL ..............................          84,800       9,137,200
Fortune Brands .................................         162,900       6,037,481
General Mills ..................................          21,400       1,532,775
Heinz (H.J.) ...................................         107,500       5,462,344
Philip Morris ..................................         129,300       5,858,906
RJR Nabisco Holdings ...........................          99,340       3,725,250
                                                                      ----------
                                                                      38,129,556
                                                                      ----------
HEALTHCARE & PHARMACEUTICALS-10.76%
AMERICAN HOME PRODUCTS .........................         137,600      10,526,400
Bausch & Lomb ..................................         102,900       4,077,413
BAXTER INTERNATIONAL ...........................         159,400       8,039,738
Bristol-Myers Squibb ...........................          13,000       1,230,125
Glaxo Wellcome ADR .............................         161,900       7,750,963
Merck & Company ................................          48,700       5,174,375
Pharmacia & Upjohn .............................         174,500       6,391,063
                                                                      ----------
                                                                      43,190,077
                                                                      ----------
INSURANCE-7.08%
American General ...............................         112,300       6,071,219
AON ............................................         138,625       8,126,891
Cigna ..........................................          34,000       5,884,125
SAFECO .........................................         124,100       6,042,119
St. Paul .......................................          28,000       2,297,750
                                                                      ----------
                                                                      28,422,104
                                                                      ----------

DECATUR TOTAL RETURN SERIES (FORMERLY EQUITY/INCOME SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                        NUMBER          MARKET
                                                       OF SHARES         VALUE
COMMON STOCK (CONTINUED)
METALS & MINING-1.26%
Allegheny Teledyne ...........................          194,800    $  5,040,450
                                                                    -----------
                                                                      5,040,450
                                                                    -----------
PAPER & FOREST PRODUCTS-3.08%
Georgia-Pacific (Timber Group) ...............           38,000         862,125
Georgia-Pacific ..............................           35,300       2,144,475
Kimberly-Clark ...............................           27,900       1,375,819
Temple-Inland ................................           56,740       2,968,211
Union Camp ...................................           93,600       5,025,150
                                                                    -----------
                                                                     12,375,780
                                                                    -----------
RETAIL-1.93%
May Department Stores ........................          147,200       7,755,600
                                                                    -----------
                                                                      7,755,600
                                                                    -----------
TELECOMMUNICATIONS-5.60%
BCE ..........................................          156,700       5,220,069
Frontier .....................................          265,300       6,383,781
GTE ..........................................           94,900       4,958,525
SBC Communications ...........................           80,700       5,911,275
                                                                    -----------
                                                                     22,473,650
                                                                    -----------
TRANSPORTATION & SHIPPING-2.48%
Norfolk Southern .............................          135,300       4,168,931
Union Pacific ................................           92,800       5,794,200
                                                                    -----------
                                                                      9,963,131
                                                                    -----------
MISCELLANEOUS-3.00%
PITNEY BOWES .................................          134,100      12,060,619
                                                                    -----------
                                                                     12,060,619
                                                                    -----------
TOTAL COMMON STOCK
(COST $329,343,500) ..........................                      391,037,844
                                                                    -----------

                                                      PRINCIPAL       MARKET
                                                       AMOUNT          VALUE

REPURCHASE AGREEMENTS-3.36%
With Chase Manhattan
 6.00% 01/02/98 (dated 12/31/97,
 collateralized by $2,117,000
 U.S. Treasury Notes 7.75% due
 01/31/00, market value $2,269,068
 and $1,706,000 U.S. Treasury Notes
 7.75% due 11/30/99, market value
 $1,780,044) .................................     $  3,967,000    $  3,967,000
With JP Morgan  Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $4,234,000 U.S. Treasury Notes
 6.00% due 05/31/98, market value
 $4,261,945 and $1,322,000
 U.S. Treasury Notes 9.00%
 due 05/15/98, market value
 $1,354,298) .................................        5,504,000       5,504,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
  $4,092,000 U.S. Treasury Notes
 6.25% due 06/30/98, market value
 $4,107,638) .................................        4,022,000       4,022,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $13,493,000) ..........................                       13,493,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-100.78% (COST $342,836,500) ..   $ 404,530,848

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.78%) .......      (3,128,874)
                                                                  -------------
NET ASSETS APPLICABLE TO 21,352,870 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $18.80 PER SHARE-100.00% ..........   $ 401,401,970
                                                                  =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Series ...   $ 316,124,908
Undistributed net investment income ...........................         578,268
Accumulated net realized gain on investments ..................      23,004,450

Net unrealized appreciation of investments ....................      61,694,344
                                                                  -------------
Total net assets ..............................................   $ 401,401,970
                                                                  =============


----------
ADR - American Depository Receipt

                             See accompanying notes
18

DELAWARE GROUP PREMIUM FUND, INC.-DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS
December 31, 1997

                                                        NUMBER          MARKET
                                                       OF SHARES         VALUE
COMMON STOCK-69.68%
AEROSPACE & DEFENSE-0.52%
GenCorp ........................................          26,700     $   667,500
                                                                       ---------
                                                                         667,500
                                                                       ---------
AUTOMOBILES & AUTOMOTIVE PARTS-1.78%
Danaher ........................................          36,000       2,272,500
                                                                       ---------
                                                                       2,272,500
                                                                       ---------
BANKING, FINANCE & INSURANCE-11.97%
AFLAC ..........................................          14,000         715,750
American International Group ...................          11,850       1,288,688
Chubb ..........................................          13,800       1,043,625
Equifax ........................................          63,800       2,260,913
FEDERAL NATIONAL MORTGAGE ......................          43,400       2,476,513
Nationwide Financial Services Class A ..........          35,400       1,278,825
PMI Group ......................................          16,400       1,185,925
Provident ......................................          50,900       1,966,013
SAFECO .........................................          27,200       1,324,300
UNUM ...........................................          32,200       1,750,875
                                                                       ---------
                                                                      15,291,427
                                                                       ---------
BUILDINGS & MATERIALS-4.48%
Chicago Bridge and Iron ........................          35,000         568,750
Foster Wheeler .................................          37,000       1,001,313
MASCO ..........................................          81,600       4,151,400
                                                                       ---------
                                                                       5,721,463
                                                                       ---------
CABLE, MEDIA & PUBLISHING-0.60%
Banta ..........................................          28,050         766,116
                                                                       ---------
                                                                         766,116
                                                                       ---------
CHEMICALS-4.15%
Fuller (HB) ....................................          26,000       1,293,500
GRACE (W.R.) ...................................          32,000       2,574,000
Valspar ........................................          44,700       1,424,813
                                                                       ---------
                                                                       5,292,313
                                                                       ---------
COMPUTERS & TECHNOLOGY-3.90%
Hewlett-Packard ................................          31,900       1,993,750
WALLACE COMPUTER SERVICES ......................          76,700       2,981,713
                                                                       ---------
                                                                       4,975,463
                                                                       ---------
CONSUMER PRODUCTS-0.57%
General Electric ...............................           9,900         726,413
                                                                       ---------
                                                                         726,413
                                                                       ---------
ELECTRONICS & ELECTRICAL EQUIPMENT-3.23%
Intel ..........................................          18,700       1,313,091
Rockwell International .........................          12,500         653,125

----------
Top 10 stock holdings, representing 24.6% of net assets, are in bold.

                                                            NUMBER      MARKET
                                                           OF SHARES     VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
Symbol Technologies ................................        29,800    $1,124,950
Teleflex ...........................................        27,400     1,034,350
                                                                       ---------
                                                                       4,125,516
                                                                       ---------
ENERGY-2.50%
Kerr-McGee .........................................        21,700     1,373,881
Royal Dutch Petroleum ADR ..........................        11,200       606,900
Total S.A.ADR ......................................        21,858     1,213,119
                                                                       ---------
                                                                       3,193,900
                                                                       ---------
FOOD, BEVERAGE & TOBACCO-5.94%
CONAGRA ............................................        72,500     2,378,906
PHILIP MORRIS ......................................        53,800     2,437,813
Ralston-Purina .....................................        21,500     1,998,156
Universal Foods ....................................        18,300       773,175
                                                                       ---------
                                                                       7,588,050
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS-4.71%
AMERICAN HOME PRODUCTS .............................        37,200     2,845,800
Johnson & Johnson ..................................        30,600     2,015,775
Zeneca Group ADR ...................................        10,700     1,155,600
                                                                       ---------
                                                                       6,017,175
                                                                       ---------
REAL ESTATE-2.78%
D.R. Horton ........................................        61,300     1,065,088
Developers Diversified Realty ......................        13,800       527,850
Highwoods Properties ...............................        17,500       650,781
Nationwide Health Properties .......................        22,600       576,300
Storage Trust Realty ...............................         3,900       102,619
Storage USA ........................................         4,800       191,700
Sun Communities ....................................        12,000       431,250
                                                                       ---------
                                                                       3,545,588
                                                                       ---------
RETAIL-6.12%
Intimate Brands ....................................        38,200       919,188
Lowe's Companies ...................................        19,800       944,213
May Department Stores ..............................        15,900       837,731
RITE AID ...........................................        59,100     3,468,431
Sherwin-Williams ...................................        59,100     1,640,025
                                                                       ---------
                                                                       7,809,588
                                                                       ---------
TELECOMMUNICATIONS-2.95%
Alltel .............................................        40,400     1,658,925
Northern Telecom Limited ...........................         7,700       685,300
SBC Communications .................................        19,500     1,428,375
                                                                       ---------
                                                                       3,772,600
                                                                       ---------

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                        NUMBER          MARKET
                                                       OF SHARES         VALUE
COMMON STOCK (CONTINUED)
TEXTILES, APPAREL & FURNITURE-5.90%
ECOLAB .......................................           66,400      $ 3,681,050
Hillenbrand Industries .......................           28,300        1,448,606
HON Industries ...............................           27,200        1,601,400
Miller (Herman) ..............................           14,700          800,231
                                                                      ----------
                                                                       7,531,287
                                                                      ----------
UTILITIES-2.24%
CIA Telecom Chile S.A. ADR ...................           34,000        1,015,750
CMS Energy ...................................           32,000        1,410,000
Edison International .........................           16,000          435,000
                                                                      ----------
                                                                       2,860,750
                                                                      ----------
MISCELLANEOUS-5.34%
Pentair ......................................           27,600          991,875
Service International ........................           39,400        1,455,338
TYCO INTERNATIONAL ...........................           96,900        4,366,556
                                                                      ----------
                                                                       6,813,769
                                                                      ----------
TOTAL COMMON STOCK
 (COST $69,810,745) ..........................                        88,971,418
                                                                      ----------

CONVERTIBLE PREFERRED STOCK-0.36%
METALS & MINING-0.36%
Freeport-McMoRan Copper &
 Gold 7.00% ..................................           21,100          457,606
                                                                      ----------
TOTAL CONVERTIBLE PREFERRED STOCK
 (COST $542,770) .............................                           457,606
                                                                      ----------

                                                       PRINCIPAL
                                                        AMOUNT
ASSET-BACKED SECURITIES-4.92%
ADVANTA Series 93-1 A2
 5.95% 5/25/09 ...............................      $    53,392           52,260
American Finance Home Equity
 Series 94-2A1 6.95% 6/25/24 .................           47,039           47,157
 Series 92-5A 7.20% 2/15/08 ..................           82,464           83,462
 Series 91-1A 8.00% 7/25/06 ..................            9,228            9,371
California Infrastructure
 PG&E Series 97-1A4
 6.16% 6/25/03 ...............................          640,000          641,300
CIT RV Trust Series 97-A
 A5 6.25% 11/17/02 ...........................          570,000          569,733
First Union Residential
 Securitization Trust Series
 96-2 A2 6.46% 9/25/11 .......................          555,000          555,780

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
ASSET-BACKED SECURITIES (CONTINUED)
IMC Home Equity Loan Trust
 Series 95-3 A2 6.50% 11/25/10 ...................     $  165,759     $  165,676
MetLife Capital Equipment
 Loan Trust Series 97-A A
 6.85% 5/20/08 ...................................        420,000        429,282
NationsBank Credit Card Master
 Trust Series 93-2 A
 6.00% 12/15/05 ..................................        370,000        367,817
NationsCredit Grantor Trust
 Series 96-1 A 5.85% 9/15/11 .....................        213,490        211,889
 Series 97-2 A1 6.35% 4/15/14 ....................        381,251        382,324
Neiman Marcus Group
 Series 95-1 A 7.60% 6/15/03 .....................        400,000        412,240
Oakwood Mortgage Investors
 Series 97-C A3 6.65% 11/15/27 ...................        560,000        561,137
The Money Store Home Equity Trust
 Series 97-C AH5 6.59% 2/15/15 ...................        500,000        501,094
 Series 97-A A9 7.235% 4/15/27 ...................        330,000        340,725
UCFC Home Equity Loan
 Series 96-B1 A3 7.30% 4/15/14 ...................        460,000        465,750
World Omni Automobile Lease
 Securitization Series 97-B A4
 6.20% 11/25/03 ..................................        490,000        489,158
                                                                       ---------
TOTAL ASSET-BACKED SECURITIES
 (COST $4,677,256) ...............................                     6,286,155
                                                                       ---------

COLLATERALIZED MORTGAGE OBLIGATIONS-8.25%
Asset Securitization Corporation
 Series 97-D5 A3 6.864% 2/14/41 ..................        275,000        278,695
 Series 96-D2 A1 6.92% 2/14/29 ...................        368,081        378,433
 Series 96-D3 A1B 7.21% 10/13/26 .................        360,000        374,962
 Series 97-D4 A1A 7.35% 4/14/29 ..................        238,199        245,457
 Series 97-MD7 A3 7.843% 1/13/30 .................        400,000        425,375

Chase Commercial Mortgage
 Securities Series 96-2 C
 6.90% 11/19/06 ..................................        250,000        255,156
Federal Home Loan Mortgage
 Corporation - GNMA
 Series 21 H 5.85% 1/25/19 .......................        560,000        553,579
 Series 29 E 6.50% 6/25/20 .......................        535,000        539,821
Federal National Mortgage
 Association Series 93 53 H
 5.75% 1/25/22 ...................................        380,000        365,209

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GE Capital Mortgage Services
 Series 94-2 A3 5.40% 1/25/09 ......................   $   288,783   $   287,381
Lehman Large Loan Series 97-LLI A1
 6.79% 6/12/04 .....................................       443,393       452,746
Merrill Lynch Mortgage Investors
 Series 97-C1 A1 6.95% 6/18/29 .....................       218,718       223,434
Morgan Stanley Capital Trust
 Series 97-C1 A1A 6.85% 2/15/20 ....................       319,781       323,928
Mortgage Capital Funding
 Conti Series 96-MCI D
 7.80% 4/15/06 .....................................       300,000       316,594
 Series 96-MC2 A1 6.758% 12/21/26 ..................       331,859       336,526
 Series 96-MC2 C 7.224% 9/20/06 ....................       245,000       251,508
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 .....................       352,397       356,306
 Series 96-MD5 A3 7.64% 4/13/36 ....................       340,000       362,206
 Series 95-MD3 A1A 8.17% 3/4/20 ....................       329,754       345,521
 Series 97-1 A8 7.25% 2/25/12 ......................       434,207       446,451
Prudential Home Mortgage Series
 93-61 A3 6.50% 12/25/08 ...........................       440,000       444,204
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 2/25/27 ....................       400,000       400,625
 Series 97-QS4 A3 7.25% 5/25/27 ....................       500,000       505,938
 Series 96-QS3 A13 7.29% 6/25/26 ...................       200,000       201,719
 Series 95-QS1 A3 7.30% 6/25/21 ....................       180,000       181,912
 Series 96-QS2 A6 7.45% 4/25/23 ....................       445,000       452,787
 Series 97-QS3 A3 7.50% 6/25/12 ....................       363,398       378,616
 Series 97-QS3 A3 7.50% 4/25/27 ....................       445,000       451,536
Residential Funding Mortgage
 Securities Series 96-S9 A10
 7.25% 4/25/26 .....................................       381,165       393,159
                                                                      ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $11,899,010) ....................                  10,529,784
                                                                      ----------

COMMERCIAL PAPER-0.39%
Goldman Sachs Group
 5.70% 3/13/98 .....................................       500,000       494,379
                                                                      ----------
TOTAL COMMERCIAL PAPER
 (COST $494,379) ...................................                     494,379
                                                                      ----------

CORPORATE BONDS-5.29%
ABN-AMRO Bank NV 8.25% 8/1/09 ......................        80,000        86,800
AT&T Capital 6.83% 1/30/01 .........................       500,000       507,500
Banco Santiago S.A. 7.00% 7/18/07 ..................       280,000       276,500

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
Chase Manhattan 6.25% 1/15/06 ....................     $  385,000     $  380,669
Commercial Credit 6.50% 8/1/04 ...................        450,000        455,625
Continental Airlines 6.80% 1/2/09 ................        395,000        397,469
Credit Foncier de France
 8.00% 1/14/02 ...................................        370,000        387,575
Federal Express 7.65% 1/15/14 ....................        450,000        482,625
Firstar Capital 8.32% 12/15/26 ...................        260,000        285,350
Ford Motor Credit 7.00% 9/25/01 ..................        800,000        823,000
Health and Retirement Properties
 6.75% 12/18/02 ..................................        400,000        400,000
Norfolk Southern 6.70% 5/1/00 ....................        350,000        354,375
Summit Bank 6.75% 6/15/03 ........................        320,000        324,800
Travelers Property Casualty
 6.75% 4/15/01 ...................................        775,000        788,562
U.S. Bancorp 8.125% 5/15/02 ......................        430,000        458,487
U.S. West Capital Funding
 6.20% 11/30/00 ..................................        340,000        340,000
                                                                       ---------
TOTAL CORPORATE BONDS
 (COST $6,584,669) ...............................                     6,749,337
                                                                       ---------
MORTGAGE-BACKED SECURITIES-3.80%
Federal Home Loan Mortgage
 Corporation 6.00% 3/1/11  .......................        221,146        218,796
Federal Home Loan Mortgage
 Corporation 7.00% 10/1/17 .......................         81,562         82,505
Federal Home Loan Mortgage
 Corporation 7.50% 5/1/09  .......................         49,897         50,442
Federal Home Loan Mortgage
 Corporation 8.50% 9/1/08 to 6/1/14 ..............        149,252        155,928
Federal National Mortgage
 Association 6.50% 1/1/12 to 2/1/26 ..............      1,100,785      1,096,737
Federal National Mortgage Association
 8.00% 1/1/10 to 9/1/16 ..........................        365,462        378,735
Federal National Mortgage Association
 9.50% 6/1/19 to 5/1/22 ..........................        428,630        465,856
Government National Mortgage Association
 6.50% 12/15/23 to 1/1/28  .......................        691,322        683,540
Government National Mortgage Association
 8.50% 8/15/21 to 11/15/21 .......................        613,644        651,051

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                           PRINCIPAL     MARKET
                                                             AMOUNT      VALUE

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
 Association
 9.00% 6/15/21 to 11/15/21 .....................      $  984,668     $1,066,842
                                                                     ----------
TOTAL MORTGAGE-BACKED SECURITIES
 (COST $4,747,459) .............................                      4,850,432
                                                                     ----------
MUNICIPAL BONDS-0.30%
Philadelphia Pennsylvania Industrial
 Development Authority Revenue
 Series 97 6.49% 6/15/04 .......................         382,445        384,477
                                                                     ----------
TOTAL MUNICIPAL BONDS
 (COST $382,445) ...............................                        384,477
                                                                     ----------

U.S. TREASURY OBLIGATIONS-3.71%
U.S. Treasury Bonds
 6.625% 2/15/27 ................................         460,000        499,307
U.S. Treasury Bonds
 7.50% 11/15/16 ................................         700,000        817,565
U.S. Treasury Bonds
 7.50% 11/15/24 ................................       1,955,000      2,340,721
U.S. Treasury Notes
 5.875% 3/31/99 ................................         750,000        752,190
U.S. Treasury Notes
 6.125% 8/15/07 ................................         325,000        334,123
                                                                     ----------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $4,338,507) .............................                      4,743,906
                                                                     ----------


REPURCHASE AGREEMENTS-4.02%
With Chase Manhattan 6.00%
 1/02/98 (dated 12/31/97,
 collateralized by $805,000
 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $862,357
 and $649,000 U.S. Treasury Notes
 7.75% due 11/30/99, market value
 $676,504) .....................................      $1,508,000     $1,508,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97,
 collateralized by $503,000
 U.S. Treasury Notes 9.00% due
 05/15/98, market value $514,700
 and $1,609,000 U.S. Treasury Notes
 6.00% due 05/31/98, market value
 $1,619,747) ...................................       2,091,000      2,091,000
With PaineWebber 6.375% 1/02/98
 (dated 12/31/97, collateralized by
 $1,555,000 U.S. Treasury Notes
 6.25% due 06/30/98, market value
 $1,561,103) ...................................       1,529,000      1,529,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $5,128,000) .............................                      5,128,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-100.72% (COST $108,605,240) ...  $ 128,595,494

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.72%) ........       (920,150)
                                                                  -------------
NET ASSETS APPLICABLE TO 6,702,135 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $19.05 PER SHARE-100.00% ...........  $ 127,675,344
                                                                  =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series .......  $  94,178,473
Undistributed net investment income ............................      2,103,972
Accumulated net realized gain on investments ...................     11,402,645

Net unrealized appreciation of investments .....................     19,990,254
                                                                  -------------
Total net assets ...............................................  $ 127,675,344
                                                                  =============
----------
ADR - American Depository Receipt
                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES) STATEMENT OF NET ASSETS
December 31, 1997

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
CORPORATE BONDS-85.18%
AEROSPACE & DEFENSE-2.62%
Atlas Air sr nts 10.75% 8/1/05 .................      $1,700,000      $1,797,750
Derlan Manufacturing sr nts
 10.00% 1/15/07 ................................         150,000         156,750
Federal Data sr sub nts
 10.125% 8/1/05 ................................         550,000         558,250
Roller Bearing sr sub nts
 9.625% 6/15/07 ................................          75,000          75,563
                                                                       ---------
                                                                       2,588,313
                                                                       ---------
AUTOMOBILES & AUTOMOTIVE PARTS-3.53%
ADV Accessory/AAS Cap sr sub nts
 9.75% 10/1/07 .................................         400,000         395,000
CSK Auto sr sub nts 11.00% 11/1/06 .............         500,000         545,000
Delco Remy International sr sub nts
 10.625% 8/1/06 ................................         250,000         270,625
Exide Corp sr nts 10.75% 12/15/02 ..............         100,000         105,875
Motors and Gears sr sub nts
 10.75% 11/15/06 ...............................         700,000         745,500
Ryder Transportation sr sub nts
 10.00% 12/1/06 ................................         275,000         276,375
Speedy Muffler King sr sub nts
 10.875% 10/1/06 ...............................         550,000         349,250
Stanadyne Automobile sr sub nts
 10.25% 12/15/07 ...............................         800,000         800,000
                                                                       ---------
                                                                       3,487,625
                                                                       ---------
BANKING, FINANCE & INSURANCE-0.10%
Western Financial Bank sr disc nts
 8.875% 8/1/07 .................................         100,000          96,750
                                                                       ---------
                                                                          96,750
                                                                       ---------
BUILDINGS & MATERIALS-5.88%
American Architectural sr nts
 11.75% 12/1/07 ................................         500,000         502,500
American Builders and Contractors
 sr sub nts 10.625% 5/15/07 ....................         325,000         338,406
Atrium sr sub nts 10.50% 11/15/06 ..............         600,000         629,250
Clark Materials Handling sr sub nts
 10.75% 11/15/06 ...............................         500,000         532,500
Collins & Aikman Floorcover sr sub nts
 10.00% 1/15/07 ................................         750,000         780,000
Kevco sr sub nts 10.375% 12/1/07 ...............         400,000         409,000
Nortek sr nts 9.25% 3/15/07 ....................         500,000         511,250

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BUILDINGS & MATERIALS (CONTINUED)
Reliant Building sr sub nts
 10.875% 5/1/04 ................................      $  750,000      $  782,813
Safelite Glass sr nts
 9.875% 12/15/06 ...............................         500,000         548,750
Williams Scotsman sr sub nts
 9.875% 6/1/07 .................................         750,000         776,250
                                                                       ---------
                                                                       5,810,719
                                                                       ---------
CABLE, MEDIA & PUBLISHING-6.60%
Adelphia Communications sr debs
 11.875% 9/15/04 ...............................         400,000         437,000
American Banknote sr sub nts
 11.25% 12/1/07 ................................         500,000         501,875
Fox Kids Worldwide sr disc nts
 0.00%/10.25% 11/1/07 ..........................       1,200,000         714,000
Frontiervision Holdings sr disc nts
 11.875% 9/15/07 ...............................         650,000         479,375
Intermedia Capital Partners sr nts
 11.25% 8/1/06 .................................         500,000         556,250
Knology Holdings sr sub nts
 14.25% 10/15/07 ...............................         100,000         550,000
Lamar Advertising sr sub nts
 9.625% 12/1/06 ................................         500,000         540,000
Marcus Cable sr disc nts
 0.00%/14.25% 12/15/05 .........................         800,000         694,000
Northland Cable Television sr sub nts
 10.25% 11/15/07 ...............................         750,000         792,188
Pegasus sr nts 9.625% 10/15/05 .................         250,000         256,875
Rogers Cablesystems sr sub nts
 11.00% 12/1/15 ................................         270,000         313,200
STC Broadcasting sr sub nts
 11.00% 3/15/07 ................................         400,000         432,500
Sullivan Graphics sr sub nts
 12.75% 8/1/05 .................................         250,000         255,000
                                                                       ---------
                                                                       6,522,263
                                                                       ---------
CHEMICALS-3.44%
Harris Chemical sr sub nts
 10.75% 10/15/03 ...............................         150,000         160,500
Huntsman sr sub nts 9.50% 7/1/07 ...............         400,000         420,000
Koppers Industries sr sub nts
 9.875% 12/1/07 ................................         500,000         515,000
Laroche Industries sr sub nts
 9.50% 9/15/07 .................................       1,000,000         992,500

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE

CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
PCI Chemicals Canada sr nts
 9.25% 10/15/07 ................................      $  175,000      $  175,219
Sterling Chemical Holdings sr disc nts
 0.00%/13.50% 8/15/08 ..........................       1,275,000         865,406
Texas Petrochemical sr sub nts
 11.125% 7/1/06 ................................         250,000         273,437
                                                                       ---------
                                                                       3,402,062
                                                                       ---------
COMPUTERS & TECHNOLOGY-0.86%
Cellnet Data Systems sr sub nts
 0.00%/14.00% 10/1/07 ..........................         100,000         515,000
Decisionone sr sub nts 9.75% 8/1/07 ............         325,000         338,813
                                                                       ---------
                                                                         853,813
                                                                       ---------
CONSUMER PRODUCTS-7.01%
Calmar sr sub nts 11.50% 8/15/05 ...............         500,000         533,750
Coleman Escrow 1st priority disc nts
 0.00% 5/15/01 .................................       1,000,000         665,000
Coleman Escrow 2nd priority disc nts
 0.00% 5/15/01 .................................         575,000         346,437
Desa International sr sub nts
 9.875% 12/15/07 ...............................         200,000         205,500
Drypers sr nts 10.25% 6/15/07 ..................         500,000         506,250
French Fragrances sr nts
 10.375% 5/15/07 ...............................       1,000,000       1,055,000
Precise Technology sr sub nts
 11.125% 6/15/07 ...............................          75,000          77,250
Prime Succession Acquisition sr sub nts
 10.75% 8/15/04 ................................         200,000         220,000
Revlon Worldwide sr disc nts
 0.00% 3/15/01 .................................         600,000         414,000
Riddell Sports sr unsec nts
 10.50% 7/15/07 ................................         400,000         416,000
Shop Vac sr sub nts 10.625% 9/1/03 .............         500,000         544,375
Standard Commercial sr nts
 8.875% 8/1/05 .................................       1,000,000       1,008,750
William Carter sr sub nts
 10.375% 12/1/06 ...............................         600,000         634,500
Zeta Consumer Products sr nts
 11.25% 11/30/07 ...............................         300,000         306,000
                                                                       ---------
                                                                       6,932,812
                                                                       ---------

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE

CORPORATE BONDS (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-0.89%
Communications Instruments sr sub nts
 10.00% 9/15/04 ..................................     $  250,000     $  255,000
IMO Industries sr sub nts
 11.75% 5/1/06 ...................................        500,000        553,750
International Logistics sr nts
 9.75% 10/15/07 ..................................         75,000         74,625
                                                                       ---------
                                                                         883,375
                                                                       ---------
ENERGY-5.00%
Gothic Energy sr nts 12.25% 9/1/04 ...............        100,000        105,250
Mariner Energy sr sub nts
 10.50% 8/1/06 ...................................        500,000        526,250
Panaco sr nts 10.625% 10/1/04                             425,000        428,188
Rutherford-Moran Oil sr sub nts
 10.75% 10/1/04 ..................................        750,000        763,125
Statia Terminals 1st mtg nts
 11.75% 11/15/03 .................................        250,000        264,687
TransAmerican Energy
 sr nts 11.50% 6/15/02 ...........................        250,000        245,625
 sr disc nts 0.00%/13.00% 6/15/02 ................      1,000,000        800,000
Transamerica Refining units
 16.00% 6/30/03 ..................................      1,000,000      1,020,000
United Refining sr unsec nts
 10.75% 6/15/07 ..................................        750,000        789,375
                                                                       ---------
                                                                       4,942,500
                                                                       ---------
ENVIRONMENTAL SERVICES-0.29%
Hydrochem Industrial sr sub nts
 10.375% 8/1/07 ..................................        275,000        283,938
                                                                       ---------
                                                                         283,938
                                                                       ---------
FOOD, BEVERAGE & TOBACCO-4.96%
Ameriking sr nts 10.75% 12/1/06 ..................        450,000        472,500
Ameriserv Food sr nts
 10.125% 7/15/07 .................................        750,000        787,500
B & G Foods sr sub nts
 9.625% 8/1/07 ...................................        500,000        505,000
Core-Mark sr sub nts
 11.375% 9/15/03 .................................        200,000        212,000
Del Monte Foods sr disc nts
 0.00%/12.50% 12/15/07 ...........................      1,400,000        808,500
DiGiorgio sr nts 10.00% 6/15/07 ..................        775,000        761,437
Electronic Retailing Systems sr disc nts
 13.25% 2/1/04 ...................................        500,000        340,000

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
International Home Foods sr sub nts
 10.375% 11/1/06 ...............................      $  125,000      $  137,500
SC International Services sr sub nts
 9.25% 9/1/07 ..................................         250,000         258,125
Windy Hill Pet Food sr sub nts
 9.75% 5/15/07 .................................         600,000         625,500
                                                                       ---------
                                                                       4,908,062
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS-0.94%
Alliance Imaging sr sub nts
 9.625% 12/15/05 ...............................         400,000         407,000
Dynacare sr nts 10.75% 1/15/06 .................         500,000         526,250
                                                                       ---------
                                                                         933,250
                                                                       ---------
INDUSTRIAL MACHINERY-2.77%
AEP Industries sr sub nts
 9.875% 11/15/07 ...............................         200,000         206,000
Cambridge Industries sr sub nts
 10.25% 7/15/07 ................................         800,000         835,000
Hawk sr nts 10.25% 12/1/03 .....................         630,000         674,100
Safety Components International
 sr sub nts 10.125% 7/15/07 ....................         600,000         620,250
Trench Electric sr sub nts
 10.25% 12/15/07 ...............................         400,000         407,500
                                                                       ---------
                                                                       2,742,850
                                                                       ---------
LEISURE, LODGING & ENTERTAINMENT-4.44%
American Skiing sr sub nts
 12.00% 7/15/06 ................................         300,000         331,500
Booth Creek Ski Holdings sr nts
 12.50% 3/15/07 ................................         600,000         589,500
Casino America sr nts 12.50% 8/1/03 ............         650,000         705,250
Hollywood Casino sr nts
 12.75% 11/1/03 ................................         600,000         642,000
Station Casinos sr sub nts
 9.75% 4/15/07 .................................         575,000         600,875
Town Sports International sr nts
 9.75% 10/15/04 ................................         325,000         328,250
Trump Atlantic City 1st mtg nts
 11.25% 5/1/06 .................................         500,000         485,000
Venetian Casino mtg nts
 12.25% 11/15/04 ...............................         700,000         703,500
                                                                       ---------
                                                                       4,385,875
                                                                       ---------

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE

CORPORATE BONDS (CONTINUED)
METALS & MINING-2.32%
 AK Steel sr nts 10.75% 4/1/04 ...................     $  750,000     $  802,500
Commonwealth Aluminum sr sub nts
 10.75% 10/1/06 ..................................        200,000        214,750
Gulf States Steel 1st mtg nts
 13.50% 4/15/03 ..................................        250,000        257,500
Metallurg sr nts 11.00% 12/1/07 ..................        300,000        309,750
Westmin Resources sr nts
 11.00% 3/15/07 ..................................        650,000        711,750
                                                                       ---------
                                                                       2,296,250
                                                                       ---------
PACKAGING & CONTAINERS-2.25%
Gaylord Container sr nts
 9.75% 6/15/07 ...................................        550,000        537,625
Riverwood International sr sub nts
 10.875% 4/1/08 ..................................        800,000        772,000
Silgan Holdings debs pik
 13.25% 7/15/06 ..................................        532,000        605,815
Stone Container sr sub nts
 12.25% 4/1/02 ...................................        300,000        306,000
                                                                       ---------
                                                                       2,221,440
                                                                       ---------
PAPER & FOREST PRODUCTS-3.18%
Fibermark sr nts 9.375% 10/15/06 .................        400,000        416,000
Four M sr nts 12.00% 6/1/06 ......................      1,000,000      1,067,500
MAXXAM Group
 sr sec nts 11.25% 8/1/03  .......................        950,000      1,009,375
 sr sec nts 12.00% 8/1/03  .......................        600,000        651,750
                                                                       ---------
                                                                       3,144,625
                                                                       ---------
RETAIL-5.50%
Carrols sr nts 11.50% 8/15/03                             200,000        213,000
Central Tractor sr nts
 10.625% 4/1/07 ..................................        140,000        148,400
Chief Auto Parts sr sub nts
 10.50% 5/15/05 ..................................        900,000        902,250
Fleming sr sub nts 10.50% 12/1/04 ................      1,750,000      1,837,500
Jitney-Jungle Stores sr sub nts
 10.375% 9/15/07 .................................      1,300,000      1,348,750
Leslie's Poolmart sr nts
 10.375% 7/15/04 .................................        500,000        516,875
Petro Stopping Centers sr nts
 10.50% 2/1/07 ...................................        350,000        371,875
Shoppers Food Warehouse sr nts
 9.75% 6/15/04 ...................................        100,000        102,500
                                                                       ---------
                                                                       5,441,150
                                                                       ---------

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS-16.77%
Adelphia Communications sr nts pik
 9.50% 2/15/04 ...............................      $   340,437      $   348,947
Arch Communications sr disc nts
 0.00%/10.875% 3/15/08 .......................        1,000,000          620,000
BTI Telecom sr nts 10.50% 9/15/07 ............        1,500,000        1,537,500
Comcast Cellular sr nts 9.50% 5/1/07 .........        1,000,000        1,047,500
EchoStar Communications sr sec nts
 12.50% 7/1/02 ...............................        1,000,000        1,092,500
GST USA sr disc nts
 0.00%/13.875% 12/15/05 ......................        1,000,000          765,000
Galaxy Telecommunication L.P. ................
 sr sub nts 12.375% 10/1/05 ..................          500,000          551,250
Highwaymaster Communications
 sr nts 13.75% 9/15/05 .......................          900,000          918,000
Iridium LLC/Capital sr nts
 11.25% 7/15/05 ..............................          500,000          495,000
Jacor Communications unsec
 sr sub nts 9.75% 12/15/06 ...................          500,000          538,750
MGC Communications sr nts
 13.00% 10/1/04 ..............................          300,000          301,500
McCaw International units
 0.00%/13.00% 4/15/07 ........................          300,000          178,500
Metrocall unsec sr sub nts
 10.375% 10/1/07 .............................        1,475,000        1,504,500
Metronet Communications sr disc nts
 10.75% 11/1/07 ..............................          400,000          245,000
Nextel Communications
 sr disc nts 0.00%/9.75% 8/15/04 .............        1,000,000          890,000
 sr disc nts 0.00%/10.65% 9/15/07 ............        1,650,000        1,045,687
Paging Network sr sub nts
 10.125% 8/1/07 ..............................          450,000          471,937
RCN sr nts 10.00% 10/15/07 ...................          200,000          206,500
RCN sr disc nts 0.00% 10/15/07 ...............        2,750,000        1,732,500
Telegroup sr disc nts
 0.00%/10.50% 11/1/04 ........................          125,000           97,500
TELEX Communications sr sub nts
 10.50% 5/1/07 ...............................        1,000,000          987,500
Teligent sr nts 11.50% 12/1/07 ...............        1,000,000        1,005,000
                                                                      ----------
                                                                      16,580,571
                                                                      ----------

                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
TEXTILES, APPAREL & FURNITURE-1.88%
Anvil Knitwear sr nts
 10.875% 3/15/07 .............................      $ 1,000,000      $ 1,027,500
J Crew Group debs 0.00% 10/15/08 .............          175,000           82,031
J Crew Operating sr sub nts
 10.375% 10/15/07 ............................          500,000          438,750
Scovill Fasteners sr nts
 11.25% 11/30/07 .............................          300,000          307,500
                                                                       ---------
                                                                       1,855,781
                                                                       ---------
TRANSPORTATION & SHIPPING-1.76%
Chemical Leaman sr nts
 10.375% 6/15/05 .............................          500,000          525,000
Equimar Shipholdings 1st priority
 ship mtg nts 9.875% 7/1/07 ..................          200,000          189,500
Navigator Gas Transport
 nts 10.50% 6/30/07 ..........................          400,000          427,000
 units 12.00% 6/30/07 ........................          400,000          450,000
Pegasus Shipping Hellas sr mtg nts
 11.875% 11/15/04 ............................          150,000          148,313
                                                                       ---------
                                                                       1,739,813
                                                                       ---------
MISCELLANEOUS-2.19%
Burke Industries sr nts
 10.00% 8/15/07 ..............................          500,000          520,000
Coinmach sr nts 11.75% 11/15/05 ..............          150,000          166,125
Comforce Operating sr nts
 12.00% 12/1/07 ..............................          450,000          456,750
Perry-Judd sr sub nts
 10.625% 12/15/07 ............................          500,000          515,000
Spinnaker Industries sr nts
 10.75% 10/15/06 .............................          500,000          513,125
                                                                       ---------
                                                                       2,171,000
                                                                       ---------
TOTAL CORPORATE BONDS
 (COST $81,914,325) ..........................                        84,224,837
                                                                       ---------

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
 PREFERRED STOCK-1.85%
 American Communication
  Services pik .................................             650     $   679,250
 Echostar Communications pik ...................             150         157,875
 El Paso Electric pik ..........................           6,250         693,750
 Pegasus Communications unit pik
  12.75% 1/1/02 ................................           2,500         278,750
*Terex-Appreciation Rights .....................             800          14,400
                                                                       ---------
 TOTAL PREFERRED STOCK
  (COST $1,688,935) ............................                       1,824,025
                                                                       ---------

 CONVERTIBLE PREFERRED STOCK-0.25%
 Pantry Pride $14.875 cv pfd ...................           2,500         250,313
                                                                       ---------
 TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $262,500) ..............................                         250,313
                                                                       ---------

 WARRANTS-0.01%
*Electronic Retailing System
  warrants .....................................             500          10,000
*Highway Master warrants .......................             800             960
                                                                       ---------
 TOTAL WARRANTS
  (COST $21,475) ...............................                          10,960
                                                                       ---------

 REPURCHASE AGREEMENTS-10.84%
  With Chase Manhattan 6.00% 01/02/98
  (dated 12/31/97, collateralized by
  $1,681,000 U.S. Treasury Notes 7.75%
  due 01/31/00, market value $1,802,238
  and $1,355,000 U.S. Treasury Notes
  7.75% due 11/30/99, market value
  $1,413,824) ..................................     $ 3,151,000     $ 3,151,000
 With JP Morgan Securities 6.25% 01/02/98
  (dated 12/31/97, collateralized by
  $1,051,000 U.S. Treasury Notes 9.00%
  due 05/15/98, market value
  $1,075,670 and $3,363,000
  U.S. Treasury Notes 6.00% due 05/31/98,
  market value $3,385,108) .....................       4,371,000       4,371,000
With PaineWebber 6.375% 01/02/98
  (dated 12/31/97, collateralized by
  $3,250,000 U.S. Treasury Notes
  6.25% due 06/30/98,
  market value $3,262,548) .....................       3,195,000       3,195,000
                                                                       ---------
 TOTAL REPURCHASE AGREEMENTS
  (COST $10,717,000) ...........................                      10,717,000


TOTAL MARKET VALUE OF SECURITIES-98.13% (COST $94,604,235) ......    $97,027,135

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.87% ...........      1,847,747
                                                                     -----------
NET ASSETS APPLICABLE TO 10,394,599 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $9.51 PER SHARE-100.00% .............    $98,874,882
                                                                     ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to
 the Fund with 50,000,000 shares allocated to the Series ........    $96,342,329
Undistributed net investment income .............................         75,868
Accumulated net realized gain on investments ....................         33,785
Net unrealized appreciation of investments ......................      2,422,900
                                                                     -----------
Total net assets ................................................    $98,874,882
                                                                     ===========
----------
* Non-income producing security.

 Summary of Abbreviations:
   cv-convertible       nt-snotes              sr-senior
   debs-debentures      pfd-preferred          sub-subordinated
   disc-discount        pik-pay-in-kind        un-secunsecured
   mtg-mortgage         sec-secured

                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS
December 31, 1997
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE

ASSET-BACKED SECURITIES-13.63%
ADVANTA Series 93-1A2
 5.95% 5/25/09 ...................................     $   40,044     $   39,195
American Finance Home Equity
 Series 94-2A 6.95% 6/25/24 ......................        166,206        166,621
 Series 91-1A 8.00% 7/25/06 ......................         26,057         26,461
First Union Residential Securitization
Trust Series 96-2 A2 6.46% 9/25/11 ...............        615,000        615,865
IMC Home Equity Loan Trust Series
 95-3 A2 6.50% 11/25/10 ..........................        198,911        198,811
MetLife Capital Equipment Loan Trust
 Series 97-A A 6.85% 5/20/08 .....................        410,000        419,061
NationsCredit Grantor Trust
 Series 96-1 A 5.85% 9/15/11 .....................        201,630        200,118
 Series 97-2 A1 6.35% 4/15/14 ....................        338,361        339,312
The Money Store Home Equity Trust
 Series 97-C AH5 6.59% 2/15/15 ...................        500,000        501,094
 Series 97-A A9 7.235% 4/15/27 ...................        385,000        397,513
UCFC Home Equity Loan Series
 96-B1 A3 7.30% 4/15/14 ..........................        625,000        632,813
World Omni Automobile Lease
 Securitization Series 97-B A4
 6.20% 11/25/03 ..................................        440,000        439,244
                                                                       ---------
TOTAL ASSET-BACKED SECURITIES
 (COST $3,943,676) ...............................                     3,976,108
                                                                       ---------

COLLATERALIZED MORTGAGE OBLIGATIONS-38.97%
Asset Securitization Corporation
 Series 97-D5 A3 6.864% 2/14/41 ..................        320,000        324,300
 Series 96-D2 A1 6.92% 2/14/29                            629,612        647,320
 Series 96-D3 A1B 7.21% 10/13/26 .................        400,000        416,625
 Series 97-D4 A1A 7.35% 4/14/29 ..................        366,460        377,626
California Infrastructure PG&E
 Series 97-1 A4 6.16% 6/25/03 ....................        555,000        556,126
CIT RV Trust Series 97-A A5
 6.25% 11/17/02 ..................................        510,000        509,761
Federal Home Loan Mortgage
 Corporation Series 29-E
 6.50% 6/25/20 ...................................        475,000        479,280

                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE

COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
 Series 93-53H 5.75% 1/25/22 .................      $   335,000      $   321,960
GE Capital Mortgage Services Series
 94-2 A3 5.40% 1/25/09 .......................          253,073          251,845
Lehman Large Loan Series 97-LLI A1
 6.79% 6/12/04 ...............................          433,429          442,572
Merrill Lynch Mortgage Investors
 Series 97-C1 A1 6.95% 6/18/29 ...............          252,741          258,190
Mortgage Capital Funding
 Conti Series 96-MCI D
 7.80% 4/15/06 ...............................          360,000          379,913
 Series 96-MC2 A1 6.758% 12/21/26 ............          379,955          385,297
 Series 96-MC2 C 7.224% 9/20/06 ..............          275,000          282,305
NationsBank Credit Card Master Trust
 Series 93-2 A 6.00% 12/15/05 ................          370,000          367,817
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 ...............          352,397          356,306
 Series 96-MD5 A3 7.64% 4/13/36 ..............          460,000          490,044
 Series 95-MD3 A1A 8.17% 3/4/20 ..............          461,656          483,729
Prudential Home Mortgage Series
 93-61 A3 6.50% 12/25/08 .....................          465,000          469,443
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 2/25/27 ..............          400,000          400,625
 Series 97-QS4 A3 7.25% 5/25/27 ..............          680,000          688,075
 Series 96-QS3 AI3 7.29% 6/25/26 .............          225,000          226,934
 Series 95-QS1 A3 7.30% 6/25/21 ..............          220,000          222,338
 Series 96-QS2 A6 7.45% 4/25/23 ..............          540,000          549,450
 Series 97-QS3 A3 7.50% 6/25/12 ..............          540,187          562,806
 Series 96-A4 A5 7.50% 4/25/27 ...............          540,000          547,931
Residential Funding Mortgage
 Securities Series 96-S9 A10
 7.25% 4/25/26 ...............................          361,618          372,997
                                                                      ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $11,176,974) ..............                        11,371,615
                                                                      ----------

CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES-14.17%
Federal Home Loan Mortgage
 Corporation 7.00% 10/1/17 .......................     $  143,461     $  145,120
Federal Home Loan Mortgage
 Corporation 7.50% 5/1/09 ........................         87,319         88,274
Federal Home Loan Mortgage
 Corporation 8.50% 9/1/08 to 6/1/14 ..............        238,449        248,908
Federal National Mortgage Association
 6.50% 1/1/12 ....................................        450,000        449,718
Federal National Mortgage Association
 8.00% 1/1/10 to 9/1/16 ..........................        613,491        635,682
Federal National Mortgage Association
 9.00% 10/1/06 ...................................        250,549        261,510
Federal National Mortgage Association
 9.50% 11/1/21 to 5/1/22 .........................        485,121        529,871
Government National Mortgage
 Association 6.50%
 12/15/23 to 1/15/24 .............................        379,402        376,675
Government National Mortgage
 Association 9.00%
 6/15/21 to 11/15/21 .............................      1,118,560      1,212,023
Government National Mortgage
 Association 12.00%
 6/20/14 to 2/20/16 ..............................        163,037        186,262
                                                                       ---------
TOTAL MORTGAGE-BACKED SECURITIES
 (COST $4,064,525) ...............................                     4,134,043
                                                                       ---------
CORPORATE BONDS-17.66%
AT&T Capital 6.83% 1/30/01 .......................        545,000        553,175
Banco Santiago S.A. 7.00% 7/18/07 ................        270,000        266,625
Continental Airlines 6.80% 1/2/09 ................        450,000        452,813
Credit Foncier de France
 8.00% 1/14/02 ...................................        340,000        356,150
Firstar Capital 8.32% 12/15/26 ...................        315,000        345,713
Ford Motor Credit 7.00% 9/25/01 ..................        850,000        874,438

CORPORATE BONDS (CONTINUED)
Great Western Financial
 8.206% 2/1/27 ...................................     $  500,000     $  530,625
Health and Retirement Properties
 6.75% 12/18/02 ..................................        360,000        360,000
Norfolk Southern 6.70% 5/1/00                             450,000        455,625
Summit Bank 6.75% 6/15/03 ........................        430,000        436,450
U.S. West Capital Funding
 6.20% 11/30/00 ..................................        520,000        520,000
                                                                       ---------
TOTAL CORPORATE BONDS
 (COST $5,006,454) ...............................                     5,151,614
                                                                       ---------

U.S. TREASURY OBLIGATIONS-13.14%
U.S. Treasury Notes 5.875% 4/30/98 ...............      1,480,000      1,482,338
U.S. Treasury Notes 5.875% 3/31/99 ...............      1,650,000      1,654,818
U.S. Treasury Notes 6.00% 9/30/98 ................        155,000        155,485
U.S. Treasury Notes 6.125% 8/15/07 ...............        275,000        282,718
U.S. Treasury Notes 6.375% 1/15/00 ...............        180,000        182,644
U.S. Treasury Notes 6.375% 8/15/02 ...............         75,000         76,964
                                                                       ---------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $3,826,598) ...............................                     3,834,967
                                                                       ---------

MUNICIPAL BONDS-1.28%
Philadelphia, Pennsylvania Authority
 For Industrial Development Series
 97 A 6.488% 6/15/04 .............................        372,884        374,865
                                                                       ---------
TOTAL MUNICIPAL BONDS
 (COST $372,884) .................................                       374,865
                                                                       ---------

CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
REPURCHASE AGREEMENTS-1.85%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $85,000 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $90,978
 and $68,000 U.S. Treasury Notes
 7.75% due 11/30/99,
 market value $71,371) ...........................       $159,000      $159,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $53,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value $54,300 and
 $170,000 U.S. Treasury Notes
 6.00% due 05/31/98,
 market value $170,882) ..........................        221,000       221,000

REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $164,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $164,695) ..........................       $161,000      $161,000
                                                                       --------
TOTAL REPURCHASE AGREEMENTS
 (COST $541,000) .................................                      541,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES (COST $28,932,111)-100.70% ...    $ 29,384,212

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.70%) .......        (207,380)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,979,589 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $9.79 PER SHARE-100.00% ...........    $ 29,176,832
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $ .01 par value, 750,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Series ...    $ 30,300,386
Accumulated net realized loss on investments ..................      (1,575,655)
Net unrealized appreciation of investments ....................         452,101
                                                                   ------------
Total net assets ..............................................    $ 29,176,832
                                                                   ============

                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-CASH RESERVE SERIES
(FORMERLY MONEY MARKET SERIES)
STATEMENT OF NET ASSETS (CONTINUED)
December 31, 1997
                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE

COMMERCIAL PAPER-63.92%
FINANCIAL SERVICES-40.45%
ABN-AMRO North American Financial,
 Chicago 5.64% 03/20/98 ........................     $ 1,000,000     $   987,780
Banc One Funding 5.82% 01/15/98 ................       1,000,000         997,737
Corporate Asset Funding
 5.78% 02/13/98 ................................       1,000,000         993,096
General Electric Capital
 5.70% 01/14/98 ................................       1,020,000       1,017,900
Lloyds Bank 5.64% 05/04/98 .....................       1,000,000         980,730
MetLife Funding 5.58% 01/12/98 .................       1,000,000         998,295
New York Life Capital
 5.58% 02/20/98 ................................       1,000,000         992,250
Siemens Capital 5.63% 01/16/98 .................       1,000,000         997,654
Stanford University 5.49% 04/07/98 .............         900,000         886,824
Stanford University 5.62% 05/18/98 .............         600,000         587,168
USAA Capital 5.63% 02/12/98 ....................       1,000,000         993,327
Westdeutsche Landesbank
 Girozentrale 5.95% 01/08/98 ...................       1,000,000         998,843
Western Australian Treasury
 5.69% 03/03/98 ................................       1,000,000         990,359
                                                                      ----------
                                                                      12,421,963
                                                                      ----------

INDUSTRIAL-10.63%
Campbell Soup 5.50% 05/11/98 ...................       1,000,000         980,139
Dupont E.I. De Nemours
 5.54% 05/06/98 ................................         450,000         441,344
Golden Peanut 5.53% 01/16/98 ...................         600,000         598,617
Hershey Foods 5.53% 01/16/98 ...................       1,000,000         997,696
Walt Disney 5.61% 03/27/98 .....................         250,000         246,689
                                                                      ----------
                                                                       3,264,485
                                                                      ----------

MORTGAGE BANKERS & BROKERS-12.84%
Bear Stearns 5.75% 02/25/98 ....................       1,000,000         991,215
CS First Boston 5.60% 02/13/98 .................       1,000,000         993,311
Goldman Sachs Group
 5.62% 08/04/98 ................................       1,000,000         966,436
Morgan Stanley Dean Witter Discover
 5.67% 02/18/98 ................................       1,000,000         992,440
                                                                      ----------
                                                                       3,943,402
                                                                      ----------
TOTAL COMMERCIAL PAPER .........................                      19,629,850
                                                                      ----------

YANKEE CERTIFICATES OF DEPOSIT-1.63%
ABN-AMRO North American Financial,
 Chicago 6.03% 06/11/98 ........................     $   500,000     $   500,019
                                                                      ----------
TOTAL YANKEE CERTIFICATES
 OF DEPOSIT ....................................                         500,019
                                                                      ----------

FLOATING RATE NOTES*-16.28%
Federal Farm Credit Bank Medium
 Term Note 5.55% 02/20/98  .....................       1,000,000         999,920
Federal Home Loan Bank
 5.755% 10/23/98 ...............................         500,000         500,000
Key Bank New York 6.24% 10/02/98 ...............       1,000,000       1,000,404
Merrill Lynch 6.21% 04/06/98 ...................       1,500,000       1,500,000
Student Loan Marketing Association
 Medium Term Note 5.775% 11/12/98 ..............       1,000,000       1,000,000
                                                                      ----------
TOTAL FLOATING RATE NOTES ......................                       5,000,324
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS-1.12%
Federal National Mortgage Association
 Discount Note 5.48% 04/06/98 ..................         350,000         344,939
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS ...................................                         344,939
                                                                      ----------

MISCELLANEOUS INVESTMENTS-1.63%
Northern Trust-Bank Note
 5.96% 06/17/98 ................................         500,000         499,912
                                                                      ----------
TOTAL MISCELLANEOUS INVESTMENTS ................                         499,912
                                                                      ----------

CASH RESERVE SERIES (FORMERLY MONEY MARKET SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                     PRINCIPAL           MARKET
                                                       AMOUNT            VALUE
REPURCHASE AGREEMENTS-15.35%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $739,000 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $792,568
 and $596,000 U.S. Treasury Notes
 7.75% due 11/30/99,
 market value $621,755) ..........................     $1,385,000     $1,385,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $462,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value $473,046
 and $1,479,000 U.S. Treasury Notes
 6.00% due 05/31/98,
 market value $1,488,664) ........................      1,923,000      1,923,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $1,429,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $1,434,766 .........................     $1,405,000     $1,405,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS ......................                     4,713,000
                                                                       ---------


TOTAL MARKET VALUE OF SECURITIES-99.93% (COST $30,688,044)** ....    $30,688,044

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.07% ...........         23,132
                                                                     -----------
NET ASSETS APPLICABLE TO 3,071,118 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $10.00 PER SHARE-100.00% ............    $30,711,176
                                                                     ===========



----------
 *Floating Rate Notes - The interest rate shown is the rate as of December 31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
**Also the cost for federal income tax purposes.

                             See accompanying notes
32

Delaware Group Premium Fund, Inc.
Statements of Operations

                                                                        YEAR ENDED 12/31/97
                                                    DECATUR TOTAL                                    CAPITAL         CASH
                                       DELCAP          RETURN         DELAWARE      DELCHESTER       RESERVES       RESERVE
                                       SERIES          SERIES          SERIES         SERIES          SERIES        SERIES
                                      --------      -------------     ---------     ----------       --------       --------
INVESTMENT INCOME:
Interest.......................       $565,933        $521,945       $2,288,127     $7,850,954      $1,968,780     $1,688,409
Dividends......................        135,462       6,964,542        1,214,892        202,569              --             --
Foreign tax withheld...........             --              --               --             --              --             --
                                   -----------     -----------      -----------    -----------     -----------     ----------
                                       701,395       7,486,487        3,503,019      8,053,523       1,968,780      1,688,409
                                   -----------     -----------      -----------    -----------     -----------     ----------

EXPENSES:
Management fees................        716,228       1,640,377          595,126        483,877         166,300        149,023
Custodian fees.................         13,891           6,492            4,299            188          11,602          9,279
Dividend disbursing and
 transfer agent fees and
 expenses......................          6,504          15,556            6,208          4,089           3,044          2,110
Registration fees..............          5,627          54,255              998          4,021           1,150          2,779
Reports and statements to
 shareholders .................          9,489          29,916            5,738         11,125           2,828          3,385
Accounting and administration..         49,152         144,388           44,184         38,311          13,121         14,208
Professional fees..............         10,459           4,280            1,210         12,140           5,922          4,597
Directors' fees................          2,041           4,603            2,069          1,796             990          1,024
Taxes (other than taxes on
 income) ......................          6,945          22,256            3,012          3,303             973          2,385
Other..........................          9,731          20,880               --          7,551           2,157          2,867
                                   -----------     -----------      -----------    -----------     -----------     ----------
                                       830,067       1,943,003          662,844        566,401         208,087        191,657
                                   -----------     -----------      -----------    -----------     -----------     ----------
Less expenses absorbed by
 Delaware Management
 Company, Inc..................        (69,320)             --               --             --              --             --
                                   -----------     -----------      -----------    -----------     -----------     ----------

Total Expenses.................        760,747       1,943,003          662,844        566,401         208,087        191,657
                                   -----------     -----------      -----------    -----------     -----------     ----------

NET INVESTMENT INCOME (LOSS)...        (59,352)      5,543,484        2,840,175      7,487,122       1,760,693      1,496,752
                                   -----------     -----------      -----------    -----------     -----------     ----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 Investment  transactions......      9,871,869      23,181,744       11,425,156      3,130,833          47,064             --
Net change in unrealized
 appreciation/depreciation
 of investments................      3,608,725      40,216,861        9,349,683       (168,776)        237,399             --
                                   -----------     -----------      -----------    -----------     -----------     ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS ...     13,480,594      63,398,605       20,774,839      2,962,057         284,463             --
                                   -----------     -----------      -----------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................    $13,421,242     $68,942,089      $23,615,014    $10,449,179     $10,449,179     $1,469,752
                                   ===========     ===========      ===========    ===========     ===========     ==========

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets

                                                                            YEAR         YEAR
                                                                            ENDED        ENDED
                                                 YEAR          YEAR       12/31/97     12/31/96         YEAR          YEAR
                                                 ENDED         ENDED       DECATUR      DECATUR         ENDED         ENDED
                                               12/31/97      12/31/96       TOTAL        TOTAL        12/31/97      12/31/96
                                                DELCAP        DELCAP       RETURN       RETURN        DELAWARE      DELAWARE
                                                SERIES        SERIES       SERIES       SERIES         SERIES        SERIES
                                           ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income (loss) ...........       ($59,352)     ($71,762)   $5,543,484    $3,405,801    $2,840,175    $2,396,290
Net realized gain on investments .......      9,871,869     4,627,563    23,181,744    14,743,863    11,425,156     4,893,415
Net change in unrealized appreciation/
 depreciation on investments ...........      3,608,725     3,704,225    40,216,861     6,445,954     9,349,683     2,885,535
                                           ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations .............     13,421,242     8,260,026    68,942,089    24,595,618    23,615,014    10,175,240
                                           ------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income ..................            --       (270,847)   (5,726,790)   (3,496,319)   (2,590,776)   (2,087,278)
Net realized gain on investment
 transactions ..........................     (4,513,513)   (4,585,059)  (14,788,457)   (8,895,014)   (4,899,878)   (2,685,289)
                                           ------------  ------------  ------------  ------------  ------------  ------------
                                             (4,513,513)   (4,855,906)  (20,515,247)  (12,391,333)   (7,490,654)   (4,772,567)
                                           ------------  ------------  ------------  ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..............     28,573,142    24,165,659   187,531,270    52,083,590    36,224,621    10,105,572
Net asset value of shares
 issued upon reinvestment of
 dividends from net investment
 income and net realized gain
 on investment transactions ............      4,513,513     4,855,906    20,515,247    12,391,313     7,490,655     4,772,567
                                           ------------  ------------  ------------  ------------  ------------  ------------
                                             33,086,655    29,021,565   208,046,517    64,474,903    43,715,276    14,878,139
Cost of shares repurchased .............    (11,440,355)  (10,647,798)  (21,717,966)  (19,036,067)   (7,566,399)   (8,093,881)
                                           ------------  ------------  ------------  ------------  ------------  ------------
Increase in net assets derived
 from capital share transactions .......     21,646,300    18,373,767   186,328,551    45,438,836    36,148,877     6,784,258
                                           ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE IN NET ASSETS .............     30,554,029    21,777,887   234,755,393    57,643,121    52,273,237    12,186,931
                                           ------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS:
Beginning of period ....................     79,900,476    58,122,589   166,646,577   109,003,456    75,402,107    63,215,176
                                           ------------  ------------  ------------  ------------  ------------  ------------
End of period ..........................   $110,454,505   $79,900,476  $401,401,970  $166,646,577  $127,675,344   $75,402,107
                                           ============  ============  ============  ============  ============  ============

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Statements of Changes in Net Assets (Continued)


                                                                                   YEAR          YEAR          YEAR         YEAR
                                                         YEAR          YEAR       ENDED         ENDED         ENDED         ENDED
                                                         ENDED         ENDED     12/31/97      12/31/96      12/31/97     12/31/96
                                                      12/31/97       12/31/96     CAPITAL       CAPITAL        CASH         CASH
                                                     DELCHESTER     DELCHESTER    RESERVES     RESERVES       RESERVE      RESERVE
                                                       SERIES         SERIES       SERIES       SERIES        SERIES       SERIES
                                                     ----------     ----------   ----------   ----------    ----------   ----------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment income..........                      $7,487,122     $5,569,157   $1,760,693   $1,772,824    $1,496,752   $1,073,967
Net realized gain (loss) on investments ............  3,130,833        684,792       47,064     (292,042)           --           --
Net change in unrealized appreciation/
 depreciation on investments .......................   (168,776)       953,156      237,399     (383,633)           --           --
                                                     ----------     ----------   ----------   ----------    ----------   ----------
Net increase in net assets
 resulting from operations ......................... 10,449,179      7,207,105    2,045,156    1,097,149     1,496,752    1,073,967
                                                     ----------     ----------   ----------   ----------    ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................. (7,411,254)    (5,569,157)  (1,761,161)  (1,772,356)   (1,496,752)  (1,073,967)
Net realized gain on investment transactions .......         --             --           --           --            --           --
                                                     ----------     ----------   ----------   ----------    ----------   ----------
                                                     (7,411,254)    (5,569,157)  (1,761,161)  (1,772,356)   (1,496,752)  (1,073,967)
                                                     ----------     ----------   ----------   ----------    ----------   ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .......................... 32,766,122     17,364,098    6,092,500    5,108,430    83,437,024   57,526,653
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on investment transactions ..........  7,413,795      5,569,157    1,762,129    1,772,356     1,497,151    1,073,758
                                                     ----------     ----------   ----------   ----------    ----------   ----------
                                                     40,179,917     22,933,255    7,854,629    6,880,786    84,934,175   58,600,411
Cost of shares repurchased .........................(12,007,637)   (13,511,480)  (6,729,405)  (6,372,705)  (80,701,553) (48,460,039)
                                                     ----------     ----------   ----------   ----------    ----------   ----------
Increase in net assets derived from capital
 share transactions ................................ 28,172,280      9,421,775    1,125,224      508,081     4,232,622   10,140,372
                                                     ----------     ----------   ----------   ----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS .............. 31,210,205     11,059,723    1,409,219     (167,126)    4,232,622   10,140,372
                                                     ----------     ----------   ----------   ----------    ----------   ----------
NET ASSETS:
Beginning of period ................................ 67,664,677     56,604,954   27,767,613   27,934,739    26,478,554   16,338,182
                                                     ----------     ----------   ----------   ----------    ----------   ----------
End of period ......................................$98,874,882    $67,664,677  $29,176,832  $27,767,613   $30,711,176  $26,478,554
                                                    ===========    ===========  ===========  ===========   ===========  ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc.

FINANCIAL HIGHLIGHTS

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                        DELCAP SERIES
                                                                --------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  1997        1996         1995        1994        1993
Net asset value, beginning of period .......................... $ 15.890     $15.130      $11.750     $12.240      $11.120

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(1) ..............................   (0.010)     (0.015)       0.072       0.069        0.056
 Net realized and unrealized gain (loss) on investments .......    2.260       2.030        3.378      (0.499)       1.214
                                                                 -------     -------      -------     -------      -------
 Total from investment operations .............................    2.250       2.015        3.450      (0.430)       1.270
                                                                 -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income .........................     none      (0.070)      (0.070)     (0.060)      (0.020)
 Distributions from net realized gain on investment
  transactions ................................................   (0.870)     (1.185)        none        none       (0.130)
                                                                 -------     -------      -------     -------      -------
 Total dividends and distributions ............................   (0.870)     (1.255)      (0.070)     (0.060)      (0.150)
                                                                 -------     -------      -------     -------      -------
Net asset value, end of period ................................  $17.270     $15.890      $15.130     $11.750      $12.240
                                                                 =======     =======      =======     =======      =======
Total return ..................................................    14.90%      14.46%       29.53%      (3.54%)      11.56%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted) ...................... $110,455     $79,900      $58,123     $39,344      $33,180
 Ratio of expenses to average net assets ......................     0.80%       0.80%        0.80%       0.80%        0.80%
 Ratio of expenses to average net assets prior to expense
  limitation ..................................................     0.87%       0.82%        0.85%       0.88%        1.00%
 Ratio of net investment income (loss) to average net assets ..    (0.06%)     (0.11%)       0.61%       0.64%        0.67%
 Ratio of net investment income (loss) to average net assets
  prior to expense limitation .................................    (0.13%)     (0.13%)       0.56%       0.56%        0.47%
 Portfolio turnover ...........................................      134%         85%          73%         43%          57%
 Average commission rate paid(2) .............................. $ 0.0600     $0.0600          N/A         N/A          N/A

-------------
(1) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.
(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                   DECATUR TOTAL RETURN SERIES
                                                                --------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  1997        1996         1995        1994        1993
Net asset value, beginning of period .....................     $ 15.980    $ 14.830     $ 11.480    $ 12.510      $11.220

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................        0.324       0.377        0.416       0.412        0.434
 Net realized and unrealized gain (loss) on
  investments ............................................        4.216       2.398        3.574      (0.422)       1.266
                                                               --------    --------     --------    --------      -------
 Total from investment operations ........................        4.540       2.775        3.990      (0.010)       1.700
                                                               --------    --------     --------    --------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income ....................       (0.370)     (0.420)      (0.430)     (0.420)      (0.410)
 Distributions from net realized gain on investment
  transactions ...........................................       (1.350)     (1.205)      (0.210)     (0.600)        none
                                                               --------    --------     --------    --------      -------
Total dividends and distributions ........................       (1.720)     (1.625)      (0.640)     (1.020)      (0.410)
                                                               --------    --------     --------    --------      -------
Net asset value, end of period ...........................     $ 18.800    $ 15.980     $ 14.830    $ 11.480      $12.510
                                                               ========    ========     ========    ========      =======
Total return .............................................        31.00%      20.72%       36.12%      (0.20%)      15.45%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted) .................     $401,402    $166,647     $109,003    $ 72,725      $65,519
 Ratio of expenses to average net assets .................         0.71%       0.67%        0.69%       0.71%        0.75%
 Ratio of expenses to average net assets prior to expense
  limitation .............................................         0.71%       0.67%        0.69%       0.71%        0.76%
 Ratio of net investment income to average net assets ....         2.02%       2.66%        3.24%       3.63%        3.95%
 Ratio of net investment income to average net assets
  prior to expense limitation ............................         2.02%       2.66%        3.24%       3.63%        3.94%
 Portfolio turnover ......................................           54%         81%          85%         91%          67%
 Average commission rate paid(1)..........................     $ 0.0600    $ 0.0600          N/A         N/A          N/A

(1) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged

                             See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                     DELAWARE SERIES
                                                           ------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            1997           1996           1995            1994         1993

Net asset value, beginning of period........             $ 16.640        $15.500        $12.680         $13.330       $13.550

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................                0.435          0.530          0.509           0.437         0.328
  Net realized and unrealized gain (loss) on
   investments..............................                3.575          1.765          2.761          (0.447)        0.692
                                                         --------        -------        -------         -------       -------
  Total from investment operations..........                4.010          2.295          3.270          (0.010)        1.020
                                                         --------        -------        -------         -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......               (0.530)        (0.500)        (0.450)         (0.340)       (0.460)
  Distributions from net realized gain on
   investment transactions..................               (1.070)        (0.655)          none          (0.300)       (0.780)
                                                         --------        -------        -------         -------       -------
  Total dividends and distributions.........               (1.600)        (1.155)        (0.450)         (0.640)       (1.240)
                                                         --------        -------        -------         -------       -------

Net asset value, end of period..............             $ 19.050        $16.640        $15.500         $12.680       $13.330
                                                         ========        =======        =======         =======       =======

Total return................................                26.40%         15.91%         26.58%          (0.15%)        8.18%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)...             $127,675        $75,402        $63,215         $47,731       $37,235
  Ratio of expenses to average net assets...                 0.67%          0.68%          0.69%           0.70%         0.80%
  Ratio of expenses to average net assets
   prior to expense limitation..............                 0.67%          0.68%          0.69%           0.70%         0.89%
  Ratio of net investment income to average
   net assets...............................                 2.85%          3.56%          3.75%           3.71%         3.33%
  Ratio of net investment income to average
   net assets prior to expense limitation...                 2.85%          3.56%          3.75%           3.71%         3.24%
  Portfolio turnover........................                   67%            92%           106%            140%          162%
  Average commission rate paid(1)...........             $ 0.0600        $0.0600            N/A             N/A           N/A

----------------
(1)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                        DELCHESTER SERIES
                                                                --------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 1997          1996          1995           1994         1993
Net asset value, beginning of period .......................    $9.170        $8.940        $8.540         $9.770       $9.290

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................................     0.863         0.853         0.872          0.962        0.976
 Net realized and unrealized gain (loss) on investments ....     0.332         0.230         0.400         (1.230)       0.480
                                                                ------        ------        ------         ------       ------
 Total from investment operations ..........................     1.195         1.083         1.272         (0.268)       1.456
                                                                ------        ------        ------         ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income ......................    (0.855)       (0.853)       (0.872)        (0.962)      (0.976)
 Distributions from net realized gain on investment
  transactions .............................................      none          none          none           none         none
                                                                ------        ------        ------         ------       ------
 Total dividends and distributions .........................    (0.855)       (0.853)       (0.872)        (0.962)      (0.976)
                                                                ------        ------        ------         ------       ------
Net asset value, end of period .............................    $9.510        $9.170        $8.940         $8.540       $9.770
                                                                ======        ======        ======         ======       ======
Total return ...............................................     13.63%        12.79%        15.50%         (2.87%)      16.36%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted) ...................   $98,875       $67,665       $56,605        $43,686      $34,915
 Ratio of expenses to average net assets ...................      0.70%         0.70%         0.69%          0.72%        0.80%
 Ratio of expenses to average net assets prior to expense
  limitation ...............................................      0.70%         0.70%         0.69%          0.72%        0.82%
 Ratio of net investment income to average net assets ......      9.24%         9.54%         9.87%         10.56%       10.05%
 Ratio of net investment income to average net assets
  prior to expense limitation ..............................      9.24%         9.54%         9.87%         10.56%       10.03%
 Portfolio turnover ........................................       121%           93%           74%            47%          43%


                             See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            CAPITAL RESERVES SERIES
                                                        ---------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           1997          1996         1995          1994         1993
Net asset value, beginning of period......                $9.690        $9.930       $9.300        $10.260      $10.200

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                 0.613         0.623        0.643          0.636        0.636
 Net realized and unrealized gain (loss)
  on investments .........................                 0.100        (0.240)       0.630         (0.905)       0.145
                                                         -------       -------      -------        -------      -------
 Total from investment operations.........                 0.713         0.383        1.273         (0.269)       0.781
                                                         -------       -------      -------        -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.....                (0.613)       (0.623)      (0.643)        (0.636)      (0.636)
 Distributions from net realized gain
  on investment transactions..............                  none          none         none         (0.055)      (0.085)
                                                         -------       -------      -------        -------      -------
 Total dividends and distributions........                (0.613)       (0.623)      (0.643)        (0.691)      (0.721)
                                                         -------       -------      -------        -------      -------

Net asset value, end of period............                $9.790        $9.690       $9.930         $9.300      $10.260
                                                         =======       =======      =======        =======      =======

Total return..............................                  7.60%         4.05%       14.08%         (2.68%)       7.85%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)..               $29,177       $27,768      $27,935        $25,975      $24,173
 Ratio of expenses to average net assets..                  0.75%         0.72%        0.71%          0.74%        0.80%
 Ratio of expenses to average net assets
  prior to expense limitation.............                  0.75%         0.72%        0.71%          0.74%        0.85%
 Ratio of net investment income to average
  net assets .............................                  6.31%         6.43%        6.64%          6.57%        6.20%
 Ratio of net investment income to average
  net assets prior to expense limitation..                  6.31%         6.43%        6.64%          6.57%        6.15%
 Portfolio turnover.......................                   120%          122%         145%           219%         198%

                             See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                  CASH RESERVE SERIES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                1997         1996          1995           1994         1993
Net asset value, beginning of period ......................   $10.000      $10.000       $10.000        $10.000       $10.000

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................     0.497        0.482         0.535          0.361         0.245
 Net realized and unrealized gain (loss) on investments ...      none         none          none           none          none
                                                              -------      -------       -------        -------       -------
 Total from investment operations .........................     0.497        0.482         0.535          0.361         0.245
                                                              -------      -------       -------        -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income .....................    (0.497)      (0.482)       (0.535)        (0.361)       (0.245)
 Distributions from net realized gain on investment
  transactions ............................................      none         none          none           none          none
                                                              -------      -------       -------        -------       -------
 Total dividends and distributions ........................    (0.497)      (0.482)       (0.535)        (0.361)       (0.245)
                                                              -------      -------       -------        -------       -------

Net asset value, end of period ............................   $10.000      $10.000       $10.000        $10.000       $10.000
                                                              =======      =======       =======        =======       =======

Total return ..............................................      5.10%        4.93%         5.48%          3.68%         2.48%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted) ..................   $30,711      $26,479       $16,338        $20,125       $10,245
 Ratio of expenses to average net assets ..................      0.64%        0.61%         0.62%          0.66%         0.80%
 Ratio of expenses to average net assets prior to expense
  limitation ..............................................      0.64%        0.61%         0.62%          0.66%         0.86%
 Ratio of net investment income to average net assets .....      4.98%        4.82%         5.35%          3.79%         2.44%
 Ratio of net investment income to average net assets
  prior to expense limitation .............................      4.98%        4.82%         5.35%          3.79%         2.38%

                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 15 series: the Trend Series, the DelCap Series, the Value Series, the Quantum Series, the Devon Series, the Decatur Total Return Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the DelCap Series, the Decatur Total Return Series, the Delaware Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series:

SECURITY VALUATION--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES--Each Series intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

REPURCHASE AGREEMENTS--Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER--Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Delchester Series, the Capital Reserves Series and the Cash Reserve Series declare dividends daily from net investment income and pay such dividends monthly. Distributions from net realized gain on investment transactions, if any, normally will be distributed following the close of the fiscal year.

The Decatur Total Return Series and the Delaware Series will make payments from the Series' net investment income quarterly and distributions from net realized gain on investment transactions, if any, following the close of the fiscal year.

The DelCap Series will make payments from net income and net realized gain on investment transactions, if any, once a year.

Dividends from net investment income and distributions from net realized gain on investment transactions were declared on January 28, 1998, payable on January 29, 1998, to shareholders of record January 27, 1998, were as follows:


                                                                                      Distributions per share
                                                    Dividends per share               from net realized gain
                                                from net investment income          on investment transactions
DelCap Series...........................                $   --                                 $1.595
Decatur Total Return Series.............                 0.027                                  1.050
Delaware Series.........................                 0.300                                  1.600
Delchester Series.......................                    --                                  0.003


Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Series' average daily net assets.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, each Series pays Delaware Management Company, Inc. ("DMC") the investment manager of each Series, an annual fee which is calculated daily based on the net assets of each Series, less the fees paid to the unaffiliated directors for the DelCap Series, the Decatur Total Return Series, the Delaware Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series.

DMC has elected to waive its fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series through April 30, 1998. The management fee rates and total expenses absorbed by DMC for the period ended December 31, 1997 are as follows:

                                                                      DECATUR
                                                                       TOTAL                              CAPITAL       CASH
                                                           DELCAP      RETURN     DELAWARE   DELCHESTER   RESERVES    RESERVE
                                                           SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                                           ------     --------    --------   ----------   --------    -------
Management fee as a percentage of average
  daily net assets (per annum) .........................    0.75%       0.60%       0.60%      0.60%       0.60%        0.50%
Expenses absorbed by DMC................................  $69,320          --          --         --          --           --


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing agent, transfer agent and accounting services agent for the Series.

The amounts expensed for each Series were as follows:

                                                                      DECATUR
                                                                       TOTAL                              CAPITAL       CASH
                                                           DELCAP      RETURN     DELAWARE   DELCHESTER   RESERVES    RESERVE
                                                           SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                                           ------     --------    --------   ----------   --------    -------
Dividend disbursing, transfer agent fees
 and other expenses ....................................   $6,504     $15,556      $6,208     $4,089      $3,044       $2,110
Accounting fees ........................................   33,873     100,991      33,156     28,638       9,752       10,506

                                                                              43

On December 31, 1997, the Series had payables to affiliates as follows:

                                                                      DECATUR
                                                                       TOTAL                              CAPITAL       CASH
                                                           DELCAP      RETURN     DELAWARE   DELCHESTER   RESERVES    RESERVE
                                                           SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                                           ------     --------    --------   ----------   --------    -------
Investment management fee payable to DMC                  $55,897    $167,750     $51,995    $32,863     $14,391      $12,898
Dividend disbursing, transfer agent fees,
  accounting fees and other
  expenses payable to DSC ..............................    2,566       8,679       3,294      2,471         546          726
Other expenses payable to DMC and affiliates ...........       --          --          --         --          --           --


Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Series.

3. INVESTMENTS
During the period ended December 31, 1997, each Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Series as follows:

                                                                    DECATUR
                                                                     TOTAL                                   CAPITAL        CASH
                                                     DELCAP         RETURN      DELAWARE     DELCHESTER     RESERVES       RESERVE
                                                     SERIES         SERIES       SERIES        SERIES        SERIES        SERIES
                                                     ------        --------     --------     ----------      --------      -------
Purchases .....................................  $137,747,934   $308,651,192   $81,184,253  $107,570,324   $19,977,154   $        --
Sales .........................................   113,326,396    143,593,723    52,492,215    89,717,349    19,401,516    19,977,154


At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:

                                                                    DECATUR
                                                                     TOTAL                                   CAPITAL        CASH
                                                     DELCAP         RETURN      DELAWARE     DELCHESTER     RESERVES       RESERVE
                                                     SERIES         SERIES       SERIES        SERIES        SERIES        SERIES
                                                     ------        --------     --------     ----------      --------      -------
Cost of Investments ...........................   $93,030,092   $342,934,347  $108,625,672   $94,604,235   $28,932,231   $30,688,044
Aggregate unrealized appreciation .............    19,296,541     64,516,484    20,917,810     2,956,113       483,148            --
Aggregate unrealized depreciation .............    (2,269,981)    (2,919,987)     (947,988)     (533,213)      (31,167)           --
Net unrealized appreciation (depreciation) ....    17,026,560     61,596,497    19,969,822     2,422,900       451,981            --

For federal income tax purposes, the Fund had accumulated capital losses at December 31, 1997 for each Series as follows:

                                                      YEAR OF           YEAR OF
                                                    EXPIRATION        EXPIRATION
                                                       2002              2004
                                                    ----------        ----------
Capital Reserves Series ........................    $1,281,450         $292,208

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                                      SHARES ISSUED UPON
                                                                   REINVESTMENT OF DIVIDENDS
                                                                       FROM NET INVESTMENT
                                                                          INCOME AND NET
                                                                        REALIZED GAINS ON               SHARES               NET
                                                SHARES SOLD          INVESTMENT TRANSACTIONS          REPURCHASED          INCREASE
                                                -----------        --------------------------         -----------          --------
Year ended December 31, 1997:
DelCap Series ..........................         1,806,689                  296,551                    (737,831)          1,365,409
Decatur Total Return Series ............        10,893,570                1,321,652                  (1,289,152)         10,926,070
Delaware Series ........................         2,134,206                  483,216                    (447,850)          2,169,572
Delchester Series ......................         3,508,373                  793,870                  (1,287,419)          3,014,824
Capital Reserves Series ................           627,274                  181,652                    (694,053)            114,873
Cash Reserve Series ....................         8,343,717                  149,715                  (8,070,169)            423,263


                                                                      SHARES ISSUED UPON
                                                                   REINVESTMENT OF DIVIDENDS
                                                                       FROM NET INVESTMENT
                                                                          INCOME AND NET
                                                                        REALIZED GAINS ON               SHARES               NET
                                                SHARES SOLD          INVESTMENT TRANSACTIONS          REPURCHASED          INCREASE
                                                -----------        --------------------------         -----------          --------
Year ended December 31, 1996:
DelCap Series ..........................         1,535,822                  347,595                    (694,724)          1,188,693
Decatur Total Return Series ............         3,486,920                  899,233                  (1,307,916)          3,078,237
Delaware Series ........................           650,944                  326,621                    (524,572)            452,993
Delchester Series ......................         1,940,624                  621,618                  (1,513,036)          1,049,206
Capital Reserves Series ................           526,966                  182,839                    (658,016)             51,789
Cash Reserve Series ....................         5,752,665                  107,376                  (4,846,004)          1,014,037


5. MARKET AND CREDIT RISKS
The Delchester Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Capital Reserves Series and the Delaware Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE GROUP PREMIUM FUND, INC.
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets of DelCap Series, Decatur Total Return Series, Delaware Series, Delchester Series, Capital Reserves Series, and Cash Reserve Series of Delaware Group Premium Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspo ndence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Series of Delaware Group Premium Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 1998




46